BEAR STEARNS

The
Bear Stearns
Funds

245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

Robert S. Reitzes              Chairman of the Board and
                               President
Peter B. Fox                   Executive Vice President
William J. Montgoris           Executive Vice President
Peter M. Bren                  Trustee
Alan J. Dixon                  Trustee
John R. McKernan, Jr.          Trustee
M.B. Oglesby, Jr.              Trustee
Stephen A. Bornstein           Vice President
Donalda L. Fordyce             Vice President
Frank J. Maresca               Vice President and Treasurer
Ellen T. Arthur                Secretary
Vincent L. Pereira             Assistant Treasurer
Eileen M. Coyle                Assistant Secretary

INVESTMENT ADVISER             SUB-INVESTMENT ADVISER
AND ADMINISTRATOR              Symphony Asset Management
Bear Stearns Funds             555 California Street
Management Inc.                Suite 2975
245 Park Avenue                San Francisco, CA 94104
New York, NY 10167

DISTRIBUTOR                    CUSTODIAN
Bear, Stearns & Co. Inc.       Custodial Trust Company
245 Park Avenue                101 Carnegie Center
New York, NY 10167             Princeton, NJ 08540

TRANSFER AND DIVIDEND          COUNSEL
DISBURSEMENT AGENT             Kramer, Levin, Naftalis & Frankel
PFPC Inc.                      919 Third Avenue
Bellevue Corporate Center      New York, NY 10022
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

BSF-R-010-04

THE INSIDERS
SELECT FUND

ANNUAL REPORT
MARCH 31, 1997

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                             LETTER TO SHAREHOLDERS

                                                                  April 21, 1997
Dear Shareholders:

We are pleased to present the annual report to shareholders for The Insiders Select Fund (the "Portfolio") for the fiscal year ended March 31, 1997.

For this fiscal year, the Portfolio's class A shares (without giving effect to the sales charge) had a total return of 18.31%*, the class C shares (without giving effect to the contingent deferred sales charge) had a total return of 17.69% and the class Y shares returned 18.81%. The Portfolio's benchmark, the S&P 500 Composite Index (the "S&P 500"), returned 19.73% for the period. Additional performance data for each class of shares can be found in the "Financial Highlights" section of this report. We lagged our benchmark due to the fact that roughly 20% of the Portfolio was comprised of mid-cap stocks, which, as a whole, underperformed the larger stocks represented in the S&P 500.

The Insiders Select Fund seeks to invest in companies where corporate insider accumulation is coupled with attractive stock valuation. Insiders include corporate officers and directors, as well as major shareholders. Insider accumulation has been quite selective over the past 12 months as the bull market in equities has driven up prices in many stocks. Insiders tend to be value-oriented investors and as such, find bargain-hunting difficult in a raging bull market. However, the correction in the stock market in late March made valuations more favorable.

During the last quarter, our focus was on selectively accumulating stocks in the financial services, retail, pharmaceutical and technology sectors. Despite the fact that many of these stocks performed well over the past year, we think they still offer good earnings growth potential. We continue to favor smaller regional banks, many of which remain reasonably priced. Many health-care stocks have underperformed the market over the past year, and we are investing in stocks of those companies where insider accumulation is picking up.

Looking ahead, we will continue to invest in sectors where insider accumulation is strong. We expect insider buying activity to pick up if the equity market corrects further.

We value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

[SIG]                                        [SIG]
Robert S. Reitzes                            Praveen Gottipalli, Portfolio Manager
Chairman of the Board and President          Symphony Asset Management
The Bear Stearns Funds                       Sub-Investment Adviser

* For the 12 months ended March 31, 1997, the Portfolio's class A shares had a total return of 12.69% including the initial maximum 4.75% sales charge.

THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 CLASS A AND C SHARES(1)(2) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              CLASS A SHARES    CLASS C SHARES     S&P 500 COMPOSITE INDEX
June 16, 1995                                                       $9,525.00        $10,000.00                    $10,000.00
June 30, 1995                                                       $9,580.56        $10,066.66                    $10,099.36
Sept. 30, 1995                                                     $10,469.56        $10,975.00                    $10,900.86
Dec. 31, 1995                                                      $10,802.30        $11,316.66                    $11,554.74
March 31, 1996                                                     $11,120.01        $11,633.33                    $12,154.46
June 30, 1996                                                      $11,683.95        $12,000.00                    $12,688.09
Sept. 30, 1996                                                     $12,208.18        $12,733.33                    $13,064.72
Dec. 31, 1996                                                      $13,111.41        $13,662.60                    $14,122.63
Mar. 31, 1997                                                      $13,157.00        $13,691.00                    $14,490.67
$9,525 Investment made on June 16, 1995
Past performance is not predictive of future performance

                                                               CONSUMER PRICE INDEX
June 16, 1995                                                              $10,000.00
June 30, 1995                                                              $10,026.30
Sept. 30, 1995                                                             $10,072.32
Dec. 31, 1995                                                              $10,131.49
March 31, 1996                                                             $10,230.11
June 30, 1996                                                              $10,302.43
Sept. 30, 1996                                                             $10,381.33
Dec. 31, 1996                                                              $10,466.80
Mar. 31, 1997                                                              $10,512.82
$9,525 Investment made on June 16, 1995
Past performance is not predictive of future performance

                                           TOTAL RETURNS
                                                                    ONE YEAR ENDED       AVERAGE
                                                                    MARCH 31, 1997     ANNUAL (3)
                                                                   -----------------  -------------
The Insiders Select Fund(2)
    Class A shares(4)............................................          12.69%           16.52%
    Class C shares...............................................          17.69            19.13
S&P 500 Composite Index(1).......................................          19.73            22.96
Consumer Price Index(1)..........................................           2.76             2.83

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to financial statements. Total returns shown include fee waivers and reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 16, 1995 (commencement of investment operations) through March 31, 1997.
(4) Reflects the initial maximum 4.75% sales charge. Without the applicable sales charge, the average annual total returns would have been 18.31% and 16.52%, respectively, for each period shown.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    CLASS Y SHARES(1)(2) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              CLASS Y SHARES     S&P 500 COMPOSITE INDEX
Jun 20, 1995                                                           10,000                        10,000
Jun 30, 1995                                                            9,967                        10,012
Sept. 30, 1995                                                         10,891                        10,792
Dec. 31, 1995                                                          11,259                        11,440
Mar. 31, 1996                                                          11,598                        12,051
Jun 30, 1996                                                           12,202                        12,590
Sept. 30, 1996                                                         12,756                        12,975
Dec. 31, 1996                                                          13,723                        14,054
Mar. 31, 1997                                                          13,779                        14,428
Past performance is not predivtive of future performance

                                                               CONSUMER PRICE INDEX
Jun 20, 1995                                                                   10,000
Jun 30, 1995                                                                   10,027
Sept. 30, 1995                                                                 10,073
Dec. 31, 1995                                                                  10,132
Mar. 31, 1996                                                                  10,231
Jun 30, 1996                                                                   10,303
Sept. 30, 1996                                                                 10,382
Dec. 31, 1996                                                                  10,467
Mar. 31, 1997                                                                  10,513
Past performance is not predivtive of future performance

                                           TOTAL RETURNS
                                                                    ONE YEAR ENDED       AVERAGE
                                                                    MARCH 31, 1997     ANNUAL (3)
                                                                   -----------------  -------------
The Insiders Select Fund(2)
    Class Y shares...............................................          18.81%           19.69%
S&P 500 Composite Index(1).......................................          19.73            22.62
Consumer Price Index(1)..........................................           2.76             2.84

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur expenses and/or are not available for investment.
(2) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes for the financial statements. Total returns shown include fee waivers and reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 20, 1995 (initial public offering date) through March 31, 1997.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                                 MARCH 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace & Defense (5.35%)                     5.35%
Banks (6.36%)                                   6.36%
Chemicals & Fertilizers (1.14%)                 1.41%
Computers & Office Equipment (3.14%)            3.14%
Computer Services (2.76%)                       2.76%
Credit & Finance (10.23%)                      10.23%
Drugs & Hospital Supplies (12.97%)             12.97%
Electrical Equipment (1.82%)                    1.82%
Electronics (4.27%)                             4.27%
Entertainment & Liesure (1.54%)                 1.54%
Healthcare (2.53%)                              2.53%
Lodging (2.32%)                                 2.32%
Miscellaneous Manufacturing (1.94%)             1.94%
Oil & Natural Gas (11.76%)                     11.76%
Publishing - Newspaper (1.34%)                  1.34%
Retailing - Department Stores (3.68%)           3.68%
Retailing - Grocery Stores (3.75%)              3.75%
Telecommunications (3.90%)                      3.90%
Tools (1.18%)                                   1.18%
Cash & Cash Equivalents (4.21%)                 4.21%
Other (13.54%)                                 13.54%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                       PERCENT OF
RANK  HOLDING                                                       SECTOR             NET ASSETS
----  --------------------------------------------------  ---------------------------  ----------
  1.  Merck & Co., Inc. ................................  Drugs & Hospital Supplies       3.65
  2.  Safeway Inc. .....................................  Retailing -- Grocery Stores     2.77
  3.  Texaco Inc. ......................................  Oil & Natural Gas               2.77
  4.  Microsoft Corp. ..................................  Computer Services               2.76
  5.  Mobil Corp. ......................................  Oil & Natural Gas               2.72
  6.  Johnson & Johnson.................................  Drugs & Hospital Supplies       2.65
  7.  Travelers Group, Inc. ............................  Credit & Finance                2.65
  8.  Intel Corp. ......................................  Electronics                     2.62
  9.  City National Corp. ..............................  Banks                           2.39
 10.  Boeing Co. (The)..................................  Aerospace & Defense             2.29

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

            ----------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------

          COMMON STOCKS--95.79%

          AEROSPACE & DEFENSE - 5.35%
    5,800 Boeing Co. (The) ...........................................  $   572,025
    2,000 General Dynamics Corp. .....................................      134,750
    5,500 Rockwell International Corp. ...............................      356,812
    3,600 United Technologies Corp. ..................................      270,900
                                                                        -----------
                                                                          1,334,487
                                                                        -----------

          APPLIANCES - HOUSEHOLD - 0.46%
    5,600 Maytag Corp. ...............................................      115,500
                                                                        -----------

          AUTOMOTIVE PARTS & EQUIPMENT - 0.73%
    3,500 TRW Inc. ...................................................      181,125
                                                                        -----------

          BANKS - 6.36%
    4,100 BankAmerica Corp. ..........................................      413,075
   27,100 City National Corp. ........................................      596,200
    2,100 First American Corp. - Tennessee.*..........................      133,613
    1,300 Republic New York Corp. ....................................      114,563
    7,500 Summit Bancorp .............................................      328,125
                                                                        -----------
                                                                          1,585,576
                                                                        -----------
          BUILDING & CONSTRUCTION PRODUCTS - 0.57%
    3,800 Lowes Companies ............................................      142,025
                                                                        -----------

          CASINO SERVICES - 0.43%
    6,600 International Game Technology ..............................      106,425
                                                                        -----------
          CHEMICALS & FERTILIZERS - 1.41%
    6,100 Cytec Industries Inc.*......................................      231,038
    2,700 Praxair, Inc. ..............................................      121,163
                                                                        -----------
                                                                            352,201
                                                                        -----------

          COMMERCIAL SERVICES - 0.96%
    4,900 Dun & Bradstreet Corp. .....................................      124,338
    5,500 Ogden Corp. ................................................      116,188
                                                                        -----------
                                                                            240,526
                                                                        -----------

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------

          COMPUTERS & OFFICE EQUIPMENT - 3.14%
    6,500 Cadence Design Systems, Inc.*...............................  $   223,437
    7,900 Data General Corp.*.........................................      134,300
    3,200 Pitney Bowes, Inc.  ........................................      188,000
    5,300 Seagate Technology, Inc.*...................................      237,838
                                                                        -----------
                                                                            783,575
                                                                        -----------

          COMPUTER SERVICES - 2.76%
    7,500 Microsoft Corp.*............................................      687,656
                                                                        -----------

          COSMETICS & TOILETRIES - 0.44%
    4,200 Alberto-Culver Co., Class B ................................      109,725
                                                                        -----------

          CREDIT & FINANCE - 10.23%
    8,800 Conseco Inc. ...............................................      313,500
    8,500 Equitable Companies, Inc. ..................................      231,625
    4,500 Freemont General Corp. .....................................      126,563
    5,900 Morgan Stanley Group Inc. ..................................      346,625
    3,100 NAC Re Corp. ...............................................      110,437
    7,700 Price (T. Rowe) Associates .................................      285,862
    3,400 Student Loan Marketing Association .........................      323,850
    4,000 SunAmerica Inc. ............................................      150,500
   13,800 Travelers Group, Inc. ......................................      660,662
                                                                        -----------
                                                                          2,549,624
                                                                        -----------

          DIVERSIFIED OPERATIONS - 0.92%
    2,300 Kansas City Southern Industries, Inc. ......................      115,000
    2,100 Tyco International Ltd. ....................................      115,500
                                                                        -----------
                                                                            230,500
                                                                        -----------

          DRUGS & HOSPITAL SUPPLIES - 12.97%
    4,400 Abbott Laboratories ........................................      246,950
    3,700 Becton, Dickinson & Co. ....................................      166,500
    7,200 Bristol-Myers Squibb Co. ...................................      424,800
    6,700 Eli Lilly & Co. ............................................      551,075
   12,500 Johnson & Johnson ..........................................      660,938
   10,800 Merck & Co.,Inc. ...........................................      909,900
    4,100 Monsanto Co. ...............................................      156,825
    1,600 Schering-Plough Corp. ......................................      116,400
                                                                        -----------
                                                                          3,233,388
                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------
          COMMON STOCKS (CONTINUED)

          ELECTRICAL EQUIPMENT - 1.82%
    1,500 Harris Corp. ...............................................  $   115,312
    5,000 Honeywell, Inc. ............................................      339,375
                                                                        -----------
                                                                            454,687
                                                                        -----------

          ELECTRONICS - 4.27%
    2,300 Applied Materials, Inc.*....................................      106,663
    4,700 Intel Corp. ................................................      653,888
    4,000 Solectron Corp.*............................................      200,500
    1,400 Texas Instruments, Inc. ....................................      104,825
                                                                        -----------
                                                                          1,065,876
                                                                        -----------
          ELECTRONICS - MILITARY - 0.96%
    6,400 Coltec Industries, Inc.*....................................      118,400
    5,200 Tracor, Inc.*...............................................      120,900
                                                                        -----------
                                                                            239,300
                                                                        -----------
          ENGINES - COMBUSTION - 0.47%
    2,300 Cummins Engine Co., Inc. ...................................      117,875
                                                                        -----------

          ENTERTAINMENT & LEISURE - 1.54%
    4,200 Brunswick Corp. ............................................      112,875
    7,500 MGM Grand, Inc.*............................................      271,875
                                                                        -----------
                                                                            384,750
                                                                        -----------

          FOOD - MISCELLANEOUS/DIVERSIFIED - 0.69%
    2,200 Ralston-Ralston Purina Group ...............................      171,875
                                                                        -----------

          HEALTHCARE - 2.53%
   16,500 Humana, Inc. ...............................................      363,000
    5,600 United Healthcare Corp. ....................................      266,700
                                                                        -----------
                                                                            629,700
                                                                        -----------

          HUMAN RESOURCES - 0.43%
    6,700 Olsten Corp. ...............................................      108,038
                                                                        -----------
          INSTRUMENTS - SCIENTIFIC - 0.44%
    1,700 Perkin-Elmer Corp. .........................................      109,437
                                                                        -----------

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------

          LODGING - 2.32%
   14,900 Hilton Hotels Corp. ........................................  $   361,325
    6,500 Promus Hotel Corp.*.........................................      216,125
                                                                        -----------
                                                                            577,450
                                                                        -----------

          MACHINERY - FARM - 1.14%
    2,700 Deere & Co. ................................................      117,450
    5,500 Dresser Industries, Inc. ...................................      166,375
                                                                        -----------
                                                                            283,825
                                                                        -----------

          MACHINERY - INDUSTRIAL - 0.62%
    2,300 Dover Corp. ................................................      120,750
      800 Ingersoll-Rand Co. .........................................       34,900
                                                                        -----------
                                                                            155,650
                                                                        -----------

          MISCELLANEOUS MANUFACTURING - 1.94%
    3,500 Case Corp. .................................................      177,625
    8,400 Harsco Corp. ...............................................      305,550
                                                                        -----------
                                                                            483,175
                                                                        -----------

          METAL PROCESSORS & FABRICATORS - 0.89%
    4,300 Allegheny Teledyne Inc. ....................................      120,937
    3,300 Trinity Industries..........................................      100,238
                                                                        -----------
                                                                            221,175
                                                                        -----------

          OIL & NATURAL GAS - 11.76%
    3,200 Baker Hughes, Inc. .........................................      122,800
    2,800 Columbia Gas Systems, Inc. .................................      162,050
    5,200 Mobil Corp. ................................................      679,250
   13,900 Oneok, Inc. ................................................      361,400
    3,900 Pacific Enterprises ........................................      117,975
    5,500 Rowan Companies, Inc.*......................................      124,437
    2,300 Royal Dutch Petroleum Co. ..................................      402,500
    1,500 Schlumberger, Ltd. .........................................      160,875
    6,300 Texaco Inc. ................................................      689,850
    2,400 Tidewater, Inc. ............................................      110,400
                                                                        -----------
                                                                          2,931,537
                                                                        -----------

          PAPER & PAPER RELATED PRODUCTS - 1.12%
    2,800 Kimberly-Clark Corp. .......................................      278,250
                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------
          COMMON STOCKS (CONTINUED)

          PUBLISHING - BOOKS - 0.96%
    4,700 McGraw-Hill Companies, Inc. ................................  $   240,287
                                                                        -----------
          PUBLISHING - NEWSPAPER - 1.34%
    5,700 Media General Inc., Class A ................................      161,738
      500 Washington Post Co. ........................................      172,000
                                                                        -----------
                                                                            333,738
                                                                        -----------
          RESPIRATORY PRODUCTS - 0.47%
    6,700 Nellcor Puritan Bennett Inc.*...............................      118,088
                                                                        -----------

          RETAILING - DEPARTMENT STORES - 3.68%
    6,600 Costco Inc.*................................................      182,325
    6,500 Federated Department Stores, Inc.*..........................      213,687
    3,500 Fred Meyer, Inc.*...........................................      144,375
    7,500 Sears, Roebuck & Co. .......................................      376,875
                                                                        -----------
                                                                            917,262
                                                                        -----------

          RETAILING - GROCERY STORES - 3.75%
    5,500 American Stores, Inc. ......................................      244,750
   14,900 Safeway Inc.*...............................................      690,988
                                                                        -----------
                                                                            935,738
                                                                        -----------
          TELECOMMUNICATIONS - 3.90%
      800 360 Degrees Communications Co.*.............................       13,800
    6,700 Equifax Inc. ...............................................      182,575
   11,300 Loral Space & Communications*...............................      159,612
   11,100 Octel Communications Corp.*.................................      176,212
    6,500 SBC Communications Inc. ....................................      342,062
    6,500 Scientific-Atlanta Inc. ....................................       99,125
                                                                        -----------
                                                                            973,386
                                                                        -----------

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------

          TOOLS - 1.18%
    2,100 Snap-On, Inc. ..............................................  $    81,375
    5,600 Stanley Works (The) ........................................      212,100
                                                                        -----------
                                                                            293,475
                                                                        -----------

          UTILITIES - 0.84%
    6,100 Texas Utilities Co.  .......................................      208,925
                                                                        -----------
          Total Common Stocks
          (cost - $21,642,520)........................................   23,885,832
                                                                        -----------

          SHORT-TERM INVESTMENTS - 3.33%

          INVESTMENT COMPANIES - 3.33%
  581,257 Federated Investors, Trust for Short-Term U.S. Government
          Securities**................................................      581,257
   84,713 The Milestone Funds Treasury Obligations Portfolio,
          Institutional Shares**......................................       84,713
  164,645 The Treasurers Fund Inc., U.S. Treasury Money Market
          Portfolio**.................................................      164,645
                                                                        -----------
          Total Short-Term Investments
          (cost - $830,615)...........................................      830,615
                                                                        -----------
          Total Investments
          (cost - $22,473,135) - 99.12%...............................   24,716,447
          Other assets in excess of liabilities - 0.88%...............      218,628
                                                                        -----------
          Net Assets - 100.00%........................................  $24,935,075
                                                                        -----------
                                                                        -----------

---------
*   Non-income producing security.
**  Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS
  Investments, at value (cost - $22,473,135)......  $24,716,447
  Receivable for investments sold.................      210,209
  Receivable for Portfolio shares sold............       76,276
  Receivable from investment adviser..............       32,013
  Dividends and interest receivable...............       31,609
  Deferred organization expenses and other
   assets.........................................      164,856
                                                    -----------
        Total assets..............................   25,231,410
                                                    -----------
LIABILITIES
  Payable for investments purchased...............      154,532
  Distribution fee payable (class A and C
   shares)........................................       41,745
  Payable for Portfolio shares repurchased........       19,674
  Administration fee payable......................        3,326
  Custodian fee payable...........................        3,583
  Accrued expenses................................       73,475
                                                    -----------
        Total liabilities.........................      296,335
                                                    -----------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......        1,714
  Paid-in capital.................................   21,598,953
  Accumulated net realized gain from
   investments....................................    1,091,096
  Net unrealized appreciation on investments......    2,243,312
                                                    -----------
        Net assets................................  $24,935,075
                                                    -----------
                                                    -----------
CLASS A
  Net assets......................................  $13,859,782
                                                    -----------
  Shares of beneficial interest outstanding.......      950,505
                                                    -----------
  Net asset value per share.......................       $14.58
                                                    -----------
                                                    -----------
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%* of the
   offering price)................................       $15.31
                                                    -----------
                                                    -----------
CLASS C
  Net assets......................................  $ 9,518,756
                                                    -----------
  Shares of beneficial interest outstanding.......      657,363
                                                    -----------
  Net asset value and offering price per
   share**........................................       $14.48
                                                    -----------
                                                    -----------
CLASS Y
  Net assets......................................  $ 1,556,537
                                                    -----------
  Shares of beneficial interest outstanding.......      106,150
                                                    -----------
  Net asset value, offering and redemption value
   per share......................................       $14.66
                                                    -----------
                                                    -----------

--------
 * On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an intergral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME
  Dividends (net of withholding taxes of $879)....  $  359,727
  Interest........................................      60,861
                                                    ----------
                                                       420,588
                                                    ----------
EXPENSES
  Advisory fees...................................     182,313
  Distribution fees - class A.....................      65,276
  Distribution fees - class C.....................      94,265
  Transfer agent fees and expenses................     125,229
  Accounting fees.................................     107,174
  Federal and state registration fees.............      72,508
  Reports and notices to shareholders.............      52,000
  Legal and auditing fees.........................      43,000
  Amortization of organization expenses...........      36,394
  Administration fees.............................      35,873
  Custodian fees and expenses.....................      22,999
  Insurance expenses..............................      16,199
  Trustees' fees and expenses.....................       3,401
  Other...........................................       5,386
                                                    ----------
        Total expenses before waivers and
       reimbursements.............................     862,017
        Less: waivers and reimbursements..........    (426,258)
                                                    ----------
        Total expenses after waivers and
       reimbursements.............................     435,759
                                                    ----------
  Net investment loss.............................     (15,171)
                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND SECURITY SOLD SHORT
  Net realized gain from investments..............   3,006,957
  Net change in unrealized appreciation on:
    Investments...................................     757,844
    Security sold short...........................      34,192
                                                    ----------
  Net realized and unrealized gain on investments
   and security sold short........................   3,798,993
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $3,783,822
                                                    ----------
                                                    ----------

The accompanying notes are an intergral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE
                                                                      PERIOD
                                                      FOR THE        JUNE 16,
                                                    FISCAL YEAR       1995*
                                                       ENDED         THROUGH
                                                     MARCH 31,      MARCH 31,
                                                        1997           1996
                                                    ------------   ------------

INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income/(loss)....................  $   (15,171)   $    28,761
  Net realized gain from investments..............    3,006,957        891,092
  Net change in unrealized apppreciation on
   investments and security sold short............      792,036      1,451,276
                                                    ------------   ------------
  Net increase in net assets resulting from
   operations.....................................    3,783,822      2,371,129
                                                    ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares................................       (8,066)        (8,222)
    Class Y shares................................       (1,784)        (3,479)
                                                    ------------   ------------
                                                         (9,850)       (11,701)
                                                    ------------   ------------
  Net realized capital gains
    Class A shares................................   (1,540,623)            --
    Class C shares................................   (1,088,043)            --
    Class Y shares................................     (170,326)            --
                                                    ------------   ------------
                                                     (2,798,992)            --
                                                    ------------   ------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............    7,652,245     26,820,998
  Cost of shares repurchased......................   (9,576,787)    (5,837,996)
  Shares issued in reinvestment of dividends......    2,531,683         10,500
                                                    ------------   ------------
  Net increase in net assets derived from shares
   of beneficial interest transactions............      607,141     20,993,502
                                                    ------------   ------------
  Total increase in net assets....................    1,582,121     23,352,930

NET ASSETS
  Beginning of period.............................   23,352,954             24
                                                    ------------   ------------
  End of period...................................  $24,935,075    $23,352,954**
                                                    ------------   ------------
                                                    ------------   ------------

--------
 * Commencement of investment operations.
** Includes undistributed net investment income of $17,060.

The accompanying notes are an intergal part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                                            FOR THE PERIOD
                                                                                                            JUNE 16, 1995*
                                                                        FOR THE FISCAL YEAR ENDED               THROUGH
                                                                             MARCH 31, 1997                 MARCH 31, 1996
                                                                    ---------------------------------    ---------------------
                                                                    CLASS A      CLASS C     CLASS Y     CLASS A      CLASS C
                                                                    --------    ---------    --------    --------    ---------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of period...........................   $ 14.00     $ 13.96      $ 14.02     $ 12.00     $ 12.00
                                                                    --------    ---------    --------    --------    ---------
  Net investment income/(loss)(1)................................      0.02       (0.06)        0.08        0.03       (0.01)
  Net realized and unrealized gain on
   investments and security sold short(2)........................      2.48        2.47         2.49        1.98        1.97
                                                                    --------    ---------    --------    --------    ---------
  Net increase in net assets resulting from operations...........      2.50        2.41         2.57        2.01        1.96
                                                                    --------    ---------    --------    --------    ---------
  Dividends and distributions to shareholders from
    Net investment income........................................     (0.01)         --        (0.02)      (0.01)         --
    Net realized capital gains...................................     (1.91)      (1.89)       (1.91)         --          --
                                                                    --------    ---------    --------    --------    ---------
                                                                      (1.92)      (1.89)       (1.93)      (0.01)         --
                                                                    --------    ---------    --------    --------    ---------
  Net asset value, end of period.................................   $ 14.58     $ 14.48      $ 14.66     $ 14.00     $ 13.96
                                                                    --------    ---------    --------    --------    ---------
                                                                    --------    ---------    --------    --------    ---------
  Total investment return(3).....................................     18.31%      17.69%       18.81%      16.75%      16.33%
                                                                    --------    ---------    --------    --------    ---------
                                                                    --------    ---------    --------    --------    ---------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted)......................   $13,860     $ 9,519      $ 1,557     $12,132     $ 9,928
  Ratio of expenses to average net assets(1).....................      1.65%       2.15%        1.15%       1.65%(5)    2.15%(5)
  Ratio of net investment income/(loss) to average net
   assets(1).....................................................      0.11%      (0.38)%       0.60%       0.38%(5)   (0.12)%(5)
  Decrease reflected in above expense ratios and net investment
   income/(loss) due to waivers and reimbursements...............      1.82%       1.81%        1.81%       1.87%(5)    1.92%(5)
  Portfolio turnover rate........................................    128.42%     128.42%      128.42%      93.45%(6)   93.45%(6)
  Average commission rate per share(7)...........................   $0.0264     $0.0264      $0.0264     $0.0294     $0.0294

                                                                    FOR THE PERIOD
                                                                    JUNE 20, 1995*
                                                                        THROUGH
                                                                    MARCH 31, 1996
                                                                    ---------------
                                                                        CLASS Y
                                                                    ---------------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of period...........................     $ 12.12
                                                                      -------
  Net investment income/(loss)(1)................................        0.07
  Net realized and unrealized gain on
   investments and security sold short(2)........................        1.87
                                                                      -------
  Net increase in net assets resulting from operations...........        1.94
                                                                      -------
  Dividends and distributions to shareholders from
    Net investment income........................................      (0.04)
    Net realized capital gains...................................          --
                                                                      -------
                                                                       (0.04)
                                                                      -------
  Net asset value, end of period.................................     $ 14.02
                                                                      -------
                                                                      -------
  Total investment return(3).....................................       15.98%(4)
                                                                      -------
                                                                      -------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted)......................     $ 1,293
  Ratio of expenses to average net assets(1).....................        1.15%(5)
  Ratio of net investment income/(loss) to average net
   assets(1).....................................................        0.97%(4)(5)
  Decrease reflected in above expense ratios and net investment
   income/(loss) due to waivers and reimbursements...............        2.04%(4)(5)
  Portfolio turnover rate........................................       93.45%(6)
  Average commission rate per share(7)...........................     $0.0294

---------
 * Commencement of investment operations. Class Y shares commenced its initial public offering on June 20, 1995.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the date of distribution.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5)  Annualized.
(6)  Not annualized.
(7) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five separate portfolios in operation: three diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio and two non-diversified portfolios, The Insiders Select Fund ("Insiders" or the "Portfolio") and S&P STARS Portfolio (collectively, the "Portfolios"). Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, the Portfolio offers three classes of shares, which have been designated as class A, C and Y shares.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on June 16, 1995, the Portfolio did not have any transactions other than those relating to organizational matters and the sale of one class A share and one class C share of beneficial interest of the Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of $181,965 which were incurred by the Portfolio in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in the Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--The Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value, unless this method does not represent fair value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

SHORT SELLING--When the Portfolio makes a short sale, an amount equal to the proceeds received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of the Portfolio to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Portfolio). Upon the termination of a short sale, the Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. The Portfolio had no securities short sold at March 31, 1997.

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by the Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their US federal tax-basis treatment; temporary differences do not require reclassification. At March 31, 1997, the Portfolio reclassified within the composition of net assets a net operating loss of $7,961 to accumulated realized gains.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the fiscal year ended March 31, 1997, Bear Stearns Funds Management Inc. ("BSFM" or "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with the Portfolio. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser to manage the Portfolio's day-to-day investment activities. BSFM and Symphony are referred to herein collectively as the "Advisers." BSFM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets from which BSFM, in turn, pays Symphony a monthly fee equal to an annual rate of 0.45% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSFM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of the Portfolio's average daily net assets. The performance adjustment fee reduced the total advisory fee by $56,841 or 0.24% of the value of the Portfolio's average net assets due to underperformance in comparison to the S&P 500 Composite Index during the period.

During the fiscal year ended March 31, 1997, BSFM (or the "Administrator") served as the administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. provides certain administrative services to the Portfolio. For providing these services, PFPC Inc. is entitled to receive a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of approximately $100,000 for the Portfolio. During the fiscal year ended March 31, 1997, PFPC Inc. has voluntarily waived a portion of its fee.

During the fiscal year ended March 31, 1997, the Adviser has voluntarily undertaken to limit the Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of 1.65% of the average daily net assets of its class A shares, 2.15% of the average daily net assets of its class C shares and 1.15% of the average daily net assets of its class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended March 31, 1997, the Adviser waived its advisory fee of $182,313. In addition, the Adviser reimbursed $243,945, in order to maintain the voluntary expense limitation.

For the fiscal year ended March 31, 1997, Bear Stearns, an affiliate of the Adviser and the Administrator, earned $8,925 in brokerage commissions from Portfolio transactions executed on behalf of the Portfolio.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to the Portfolio.

DISTRIBUTION PLAN

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the fiscal year ended March 31, 1997, the Portfolio paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares. Such fees are based on the average daily net assets in each class of the Portfolio and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. For the fiscal year ended March 31, 1997, Bear Stearns earned $159,541 in distribution fees. Bear Stearns uses these fees to pay dealers whose clients hold Portfolio shares and other distribution-related activities.

In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period June 16, 1995 (commencement of investment operations) through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until further notice. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the fiscal year ended March 31, 1997, Bear Stearns has advised the Portfolio that it received approximately $163,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised the Portfolio that during the period, it received approximately $14,300 in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1997 was $22,473,135. Accordingly, the net unrealized appreciation of investments of $2,243,312 was composed of gross appreciation of $2,734,543 for those investments having an excess of value over cost and $491,231 of gross depreciation for those investments having an excess of cost over value.

For the fiscal year ended March 31, 1997, aggregate purchases and sales of investment securities (excluding short-term investments) for the Portfolio were $28,876,688 and $31,585,896, respectively.

SHARES OF BENEFICIAL INTEREST

The Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% during the first year. There is no sales charge or CDSC on class Y shares, which are offered primarily to institutional investors.

At March 31, 1997, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Portfolio, of which Bear Stearns owned one class A share and one class C share of the Portfolio.

Transactions in the classes of shares of beneficial interest for the fiscal year ended March 31, 1997 were as follows:

                                                            SALES              REINVESTMENTS         REPURCHASES
                                                    ----------------------  -------------------  -------------------
                                                     SHARES      AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT
                                                    ---------  -----------  ------   ----------  -------  ----------
Class A shares....................................    331,726  $ 4,976,082  97,925   $1,381,727  345,460  $5,185,795
Class C shares....................................    148,520    2,231,793  70,623      991,548  273,058   3,992,295
Class Y shares....................................     29,508      444,370  11,179      158,408   26,728     398,697

Transactions in the classes of shares of beneficial interest for the period June 16, 1995 (commencement of investment operations) through March 31, 1996 were as follows:

                                                            SALES            REINVESTMENTS       REPURCHASES
                                                    ----------------------  ---------------  -------------------
                                                     SHARES      AMOUNT     SHARES   AMOUNT  SHARES     AMOUNT
                                                    ---------  -----------  ------   ------  -------  ----------
Class A shares....................................  1,179,727  $15,128,116   537     $7,389  313,951  $4,288,010
Class C shares....................................    801,060   10,158,978    --         --   89,783   1,224,227
Class Y shares*...................................    116,322    1,533,904   226      3,111   24,357     325,759

---------
*Class Y shares commenced its initial public offering on June 20, 1995.

CREDIT AGREEMENT

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Portfolio uses the facility to borrow money only for temporary or emergency (not leveraging) purposes. The amount outstanding under the line of credit agreement for the Portfolio averaged $2,452 during the fiscal year ended March 31, 1997. The Portfolio did not have any amount outstanding at any month-end under such line of credit agreement during the fiscal year ended March 31, 1997. The average interest rate during the fiscal year ended March 31, 1997, on amounts outstanding under such line of credit agreement, was 8.25%.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
The Insiders Select Fund
(A series of The Bear Stearns Funds):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Insiders Select Fund (the "Portfolio") as of March 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year ended March 31, 1997 and the period June 16, 1995 (commencement of operations) to March 31, 1996. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Insiders Select Fund at March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
May 9, 1997

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

The Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Portfolio's fiscal year end (March 31, 1997) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year.

During the fiscal year ended March 31, 1997, the following dividends and distributions per share were paid by the Portfolio:

           ORDINARY INCOME                 LONG-TERM CAPITAL GAINS
-------------------------------------  -------------------------------
  CLASS A      CLASS C      CLASS Y     CLASS A    CLASS C    CLASS Y
-----------  -----------  -----------  ---------  ---------  ---------
 $   1.720    $   1.700    $   1.730   $   0.200  $   0.019  $   0.200
-----------  -----------  -----------  ---------  ---------  ---------
-----------  -----------  -----------  ---------  ---------  ---------

The percentage of ordinary income received from The Insiders Select Fund qualifying for the corporate dividends received deduction is 16.86%. All Portfolio dividends were derived from dividend income.

Because the Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolio.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolio.

BEAR STEARNS

The
Bear Stearns
Funds

245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

Robert S. Reitzes                Chairman of the Board and
                                 President
Peter B. Fox                     Executive Vice President
William J. Montgoris             Executive Vice President
Peter M. Bren                    Trustee
Alan J. Dixon                    Trustee
John R. McKernan, Jr.            Trustee
M.B. Oglesby, Jr.                Trustee
Stephen A. Bornstein             Vice President
Donalda L. Fordyce               Vice President
Frank J. Maresca                 Vice President and Treasurer
Ellen T. Arthur                  Secretary
Vincent L. Pereira               Assistant Treasurer
Eileen M. Coyle                  Assistant Secretary

INVESTMENT ADVISER               DISTRIBUTOR
AND ADMINISTRATOR                Bear, Stearns & Co. Inc.
Bear Stearns Funds               245 Park Avenue
Management Inc.                  New York, NY 10167
245 Park Avenue
New York, NY 10167

CUSTODIAN                        TRANSFER AND DIVIDEND
Custodial Trust Company          DISBURSEMENT AGENT
101 Carnegie Center              PFPC Inc.
Princeton, NJ 08540              Bellevue Corporate Center
                                 400 Bellevue Parkway
                                 Wilmington, DE 19809

COUNSEL                          INDEPENDENT AUDITORS
Deloitte & Touche LLP            Kramer, Levin, Naftalis & Frankel
Two World Financial Center       919 Third Avenue
New York, NY 10281               New York, NY 10022



This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poors[Registered Trademark]", "S&P[Registered Trademark]", and "STARS[Registered Trademark]" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.

BSF-R-011-04

S&P STARS
PORTFOLIO

ANNUAL REPORT
MARCH 31, 1997

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                             LETTER TO SHAREHOLDERS

                                                                  April 21, 1997

Dear Shareholders:

We are pleased to present the annual report to shareholders for the S&P STARS Portfolio (the "Portfolio") for the fiscal year ended March 31, 1997. This was a volatile time for the equity market, particularly the technology sector, which is a core area of concentration for the Portfolio. Although we remain sanguine about the prospects for technology in the long run, the sell-off in this area at the end of March dragged down the Portfolio's performance for the twelve-month period.

For the fiscal year ended March 31, 1997, the Portfolio's class A shares (without giving effect to the sales charge) had a total return of 16.87%*, class C shares (without giving effect to the contingent deferred sales charge) had a total return of 16.33% and class Y shares returned 17.48%. The Portfolio's benchmark, the S&P 500 Composite Index, returned 19.73% for the same period. Additional performance data for each class of shares can be found in the "Financial Highlights" section of this report.

Since our semi-annual report last fall, the economy has proved to be stronger than we, along with many other market watchers, had expected. Gross Domestic Product growth for the fourth quarter of 1996 was a healthy 3.8%. Despite recent concerns about a pick-up in inflation, we expect growth to remain a moderate 2% to 3% this year with a modest inflation rate of roughly 3%. Factors that should help keep inflation under control include increased global competition and ample production capacity.

MAINTAINING A DISCIPLINED STRATEGY

Growth stocks, particularly technology issues, corrected in June and July last year, rebounded in the fall, then corrected again in late March. Recognizing that volatility is a characteristic of the kinds of companies we focus on, we will continue to maintain our discipline of concentrating on those areas we believe have the best long-term earnings growth potential -- notably technology and health care.

In the technology sector, new holdings include Analog Devices, Inc. (2.06% of the Master Series' net assets), a leader in wireless communications technology; Quantum Corp. (3.55%) and Seagate Technology, Inc. (5.60%), two leading suppliers of disk drives; and Cisco Systems, Inc. (4.01%), the world's largest supplier of high-performance computer inter-networking systems. Significantly, unlike many other fund managers, we held onto some of our key technology positions, such as Intel Corp. (11.81%) and Seagate Technology, Inc. (5.60%), because at recent prices they were selling below their expected growth rates.

We added Warner-Lambert Co. (4.82%), which we believe to be poised for significant growth with the recent introduction of two new drugs, Lipitor, a cholesterol-reducing drug, and the diabetes drug Rezulin, both of which quickly gained significant market share. We also saw opportunity in the consolidation occurring in the financial services sector and have added Conseco, Inc. (4.15%), which recently acquired several smaller insurance companies.

Our strategy in the months ahead will be to continue to try to identify companies that have solid growth prospects for the following six-to twelve-month period.

--------
* For the fiscal year ended March 31, 1997, the Portfolio's class A shares had a total return of 11.34% including the initial maximum 4.75% sales charge.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

    [SIGNATURE]
Robert S. Reitzes
Chairman of the Board and President
The Bear Stearns Funds
Portfolio Manager
S&P STARS Master Series

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 CLASS A AND C SHARES(1)(2) VS. VARIOUS INDICES
 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          DOLLARS                             CLASS A SHARES    CLASS C SHARES     S&P 500 COMPOSITE INDEX
 Apr. 5, 1995                                                          $9,525
 June 30, 1995                                                         10,573            11,083                        10,848
 Sep. 30, 1995                                                         11,446            11,975                        11,709
 Dec. 31, 1995                                                         11,648            12,170                        12,411
 Mar. 31, 1996                                                         12,162            12,691                        13,074
 June 30, 1996                                                         12,307            12,837                        13,659
 Sep. 30, 1996                                                         13,287            13,836                        14,076
 Dec. 31, 1996                                                         14,881            15,471                        15,247
 Mar. 31, 1997                                                         14,209            14,764                        15,653
 $9,525 Investment made on April 5, 1995
 Past performance is not predictive of future performance

                          DOLLARS                              CONSUMER PRICE INDEX
 Apr. 5, 1995                                                                 $10,000
 June 30, 1995                                                                 10,079
 Sep. 30, 1995                                                                 10,126
 Dec. 31, 1995                                                                 10,178
 Mar. 31, 1996                                                                 10,284
 June 30, 1996                                                                 10,364
 Sep. 30, 1996                                                                 10,430
 Dec. 31, 1996                                                                 10,522
 Mar. 31, 1997                                                                 10,568
 $9,525 Investment made on April 5, 1995
 Past performance is not predictive of future performance

                                            TOTAL RETURNS
                                                                       ONE YEAR ENDED       AVERAGE
                                                                       MARCH 31, 1997      ANNUAL(3)
                                                                      -----------------  -------------
S&P STARS Portfolio(2)
    Class A shares(4)...............................................          11.34%           19.29%
    Class C shares..................................................          16.33            21.60
S&P 500 Composite Index(1)..........................................          19.73            25.23
Consumer Price Index(1).............................................           2.76             2.81

---------
(1)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses (class A shares reflect the initial maximum 4.75% sales charge). Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and/or reimbursements, total returns would have been lower had there been no assumption of fees and/or expenses in excess of expense limitations.
(3)For the period of April 5, 1995 (commencement of investment operations) through March 31, 1997.
(4)Reflects the initial maximum 4.75% sales charge. Without the applicable sales charge, the total returns would have been 16.87% and 22.25% respectively, for each period shown.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    CLASS Y SHARES(1)(2) VS. VARIOUS INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    S&P STARS PORTFOLIO
                                                               Class Y shares       S&P 500 Composite      Consumer Price Index
August 7, 1995                                                        $10,000                 $10,000                   $10,000
September 30, 1995                                                     10,241                  10,486                    10,039
December 31, 1995                                                      10,435                  11,115                    10,098
March 31, 1996                                                         10,908                  11,709                    10,197
June 30, 1996                                                          11,054                  12,233                    10,269
September 30, 1996                                                     11,943                  12,607                    10,347
December 31, 1996                                                      13,400                  13,655                    10,433
March 31, 1997                                                         12,816                  14,019                    10,478
Past performance is not predictive of future performance

                                            TOTAL RETURNS
                                                                       ONE YEAR ENDED       AVERAGE
                                                                       MARCH 31, 1997      ANNUAL(3)
                                                                      -----------------  -------------
S&P STARS Portfolio
    Class Y shares(2)...............................................          17.48%           16.20%
S&P 500 Composite Index(1)..........................................          19.73            22.69
Consumer Price Index(1).............................................           2.76             2.87

---------
(1)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and/or expense reimbursements, total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3)For the period of August 7, 1995 (initial public offering date) through March 31, 1997.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series

                                 MARCH 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Automotive Equipment                     2.61%
Banks                                    6.34%
Chemicals & Fertilizers                  4.30%
Computers & Office Equipment            18.76%
Computer Services                        4.37%
Diversified Operations                   5.37%
Drugs & Hospital Supplies                6.93%
Electronic Measuring Instruments         5.10%
Electronics                             21.31%
Insurance                                4.15%
Machinery                                3.41%
Oil - Offshore Drilling                  3.89%
Restaurants                              4.73%
Retailing                                3.67%
Other                                    5.06%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                        PERCENT OF
 RANK  HOLDING                                                       SECTOR             NET ASSETS
 ----  --------------------------------------------------  ---------------------------  ----------
   1.  Intel Corp. ......................................  Electronics                     11.81
   2.  Adaptec, Inc. ....................................  Electronics                      7.44
   3.  Seagate Technology, Inc...........................  Computers & Office               5.60
                                                           Equipment
   4.  General Electric Co. .............................  Diversified Operations           5.37
   5.  Vishay Intertechnology, Inc. .....................  Electronic Measuring             5.10
                                                           Instruments
   6.  Warner-Lambert Co. ...............................  Drugs & Hospital Supplies        4.82
   7.  Wendy's International, Inc........................  Restaurants                      4.73
   8.  EMC Corp. ........................................  Computers & Office               4.58
                                                           Equipment
   9.  Citicorp..........................................  Banks                            4.51
  10.  Computer Associates International, Inc. ..........  Computer Services                4.37

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS
  Investments in S&P STARS Master Series
   ("Master Series"), at value....................  $ 120,014,527
  Receivable for investments sold in Master
   Series.........................................      1,641,921
  Receivable for Portfolio shares sold............        343,443
  Deferred organization expenses and other
   assets.........................................        156,571
                                                    -------------
        Total assets..............................    122,156,462
                                                    -------------
LIABILITIES
  Payable for investments purchased in Master
   Series.........................................      1,641,921
  Payable for Portfolio shares repurchased........        343,443
  Distribution fee payable (class A and C
   shares)........................................        189,039
  Administration fee payable......................         17,432
  Accrued expenses................................         88,603
                                                    -------------
        Total liabilities.........................      2,280,438
                                                    -------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......          7,435
  Paid-in capital.................................    107,925,894
  Accumulated net realized gain from Master
   Series.........................................      9,987,870
  Net unrealized appreciation from Master
   Series.........................................      1,954,825
                                                    -------------
        Net assets................................  $ 119,876,024
                                                    -------------
                                                    -------------
CLASS A
  Net assets......................................  $  67,490,866
                                                    -------------
  Shares of beneficial interest outstanding.......      4,183,005
                                                    -------------
  Net asset value per share.......................         $16.13
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%* of the
   offering price)................................         $16.93
CLASS C
  Net assets......................................  $  37,622,491
                                                    -------------
  Shares of beneficial interest outstanding.......      2,342,170
                                                    -------------
  Net asset value and offering price per
   share**........................................         $16.06
CLASS Y
  Net assets......................................  $  14,762,667
                                                    -------------
  Shares of beneficial interest outstanding.......        909,551
                                                    -------------
  Net asset value, offering and redemption price
   per share......................................         $16.23

--------
 * On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                            STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME
  Allocated net investment income from Master
   Series.........................................  $  589,335
                                                    ----------
EXPENSES
  Distribution fees - class A.....................     276,327
  Distribution fees - class C.....................     324,164
  Transfer agent fees and expenses................     176,208
  Administration fees.............................     149,100
  Legal and auditing fees.........................      97,111
  Federal and state registration fees.............      82,609
  Accounting fees.................................      65,999
  Reports and notices to shareholders.............      45,001
  Amortization of organization expenses...........      40,719
  Trustees' fees and expenses.....................       7,501
  Custodian fees and expenses.....................       5,001
  Other...........................................       7,001
                                                    ----------
        Total expenses............................   1,276,741
                                                    ----------
  Net investment loss.............................    (687,406)
                                                    ----------
NET REALIZED AND UNREALIZED GAIN FROM MASTER
 SERIES
  Net realized gain...............................  16,488,691
  Net change in unrealized appreciation...........  (4,048,192)
                                                    ----------
  Net realized and unrealized gain from Master
   Series.........................................  12,440,499
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $11,753,093
                                                    ----------
                                                    ----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE
                                                                       PERIOD
                                                       FOR THE        APRIL 5,
                                                       FISCAL           1995*
                                                     YEAR ENDED        THROUGH
                                                      MARCH 31,       MARCH 31,
                                                        1997            1996
                                                    -------------   -------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment loss.............................  $    (687,406)  $    (47,440)
  Net realized gain from Master Series............     16,488,691      3,768,620
  Net change in unrealized appreciation from
   Master Series..................................     (4,048,192)     6,003,017
                                                    -------------   -------------
  Net increase in net assets resulting from
   operations.....................................     11,753,093      9,724,197
                                                    -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Class Y shares..................................             --        (14,755)
                                                    -------------   -------------
                                                               --        (14,755)
                                                    -------------   -------------
  Net realized capital gains
  Class A shares..................................     (4,448,797)      (994,461)
  Class C shares..................................     (2,375,768)      (560,676)
  Class Y shares..................................       (956,196)      (183,942)
                                                    -------------   -------------
                                                       (7,780,761)    (1,739,079)
                                                    -------------   -------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............     66,340,756     86,911,640
  Cost of shares repurchased......................    (39,406,235)   (14,635,820)
  Shares issued in reinvestment of dividends......      7,060,655      1,537,317
                                                    -------------   -------------
  Net increase in net assets derived from shares
   of beneficial interest transactions............     33,995,176     73,813,137
                                                    -------------   -------------
  Total increase in net assets....................     37,967,508     81,783,500

NET ASSETS
  Beginning of period.............................     81,908,516        125,016
                                                    -------------   -------------
  End of period...................................  $ 119,876,024   $ 81,908,516
                                                    -------------   -------------
                                                    -------------   -------------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below are per share operating performace data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD
                                             FOR THE FISCAL                     APRIL 5, 1995*
                                               YEAR ENDED                           THROUGH
                                             MARCH 31, 1997                     MARCH 31, 1996
                                     ------------------------------   -----------------------------------
                                     CLASS A    CLASS C    CLASS Y    CLASS A         CLASS C    CLASS Y
                                     --------   --------   --------   --------        --------   --------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
   period..........................  $  14.92   $  14.86   $  14.97   $  12.00        $  12.00   $14.13
                                     --------   --------   --------   --------        --------   --------
  Net investment income/loss(1)....     (0.09)     (0.17)     (0.02)        --           (0.06)    0.07
  Net realized and unrealized gain
   from Master Series(2)...........      2.63       2.62       2.66       3.31            3.28     1.20
                                     --------   --------   --------   --------        --------   --------
  Net increase in net assets
   resulting from operations.......      2.54       2.45       2.64       3.31            3.22     1.27
                                     --------   --------   --------   --------        --------   --------
  Dividends and distributions to
   shareholders from
    Net investment income..........        --         --         --         --              --    (0.03)
    Net realized capital gains.....     (1.33)     (1.25)     (1.38)     (0.39)          (0.36)   (0.40)
                                     --------   --------   --------   --------        --------   --------
                                        (1.33)     (1.25)     (1.38)     (0.39)          (0.36)   (0.43)
                                     --------   --------   --------   --------        --------   --------
  Net asset value, end of period...  $  16.13   $  16.06   $  16.23   $  14.92        $  14.86   $14.97
                                     --------   --------   --------   --------        --------   --------
                                     --------   --------   --------   --------        --------   --------
  Total investment return for the
   period(3).......................     16.87%     16.33%     17.48%     27.68%          26.91%    9.09%(6)
                                     --------   --------   --------   --------        --------   --------
                                     --------   --------   --------   --------        --------   --------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
   omitted)........................  $ 67,491   $ 37,622   $ 14,763   $ 45,049        $ 28,081   $8,779
  Ratio of expenses to average net
   assets(1).......................      1.50%      2.00%      1.00%      1.50%(4)        2.00%(4)   1.00%(4)
  Ratio of net investment
   income/(loss)
   to average net assets(1)........     (0.59)%    (1.09)%    (0.10)%    (0.01)%(4)      (0.45)%(4)   0.82%(4)(6)
  Decrease reflected in above
   expense ratios
   and net investment loss due to
   waivers and reimbursements(5)...      0.70%      0.70%      0.70%      0.89%(4)        0.92%(4)   0.99%(4)(6)

--------
 * Commencement of investment operations. Class Y shares commenced its initial public offering on August 7, 1995.
** Calculated based upon shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and/or reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5) Includes Portfolio's share of Master Series' expenses.
(6) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A or C shares, due to timing differences in the commencement of the initial public offering of class Y shares.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five portfolios in operation: three diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio, and two non-diversified portfolios, The Insiders Select Fund and S&P STARS Portfolio. As of the date hereof, S&P STARS Portfolio (the "Portfolio") offers three classes of shares which have been designated as class A, C and Y shares.

The Portfolio invests all of its assets in S&P STARS Master Series (the "Master Series"), a separate series of S&P STARS Fund (the "Master Fund"), which has the same objective as the Portfolio. The Master Fund was organized as a Delaware business trust on October 5, 1994 and is registered under the Investment Company Act as an open-end management investment company. The Master Fund currently has one fund in operation, the Master Series, a non-diversified fund. The value of the Portfolio's investment in the Master Series reflects the Portfolio's proportionate beneficial interest in the net assets of the Master Series (99.9% at March 31, 1997). The performance of the Portfolio is directly affected by the performance of the Master Series. The financial statements of the Master Series, including the portfolio of investments, should be read in conjunction with the Portfolio's financial statements.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on April 5, 1995, the Portfolio had no transactions other than those relating to organizational matters and the sale of 5,209 class A shares and 5,209 class C shares of beneficial interest of S&P STARS Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of approximately $203,596 incurred by the Portfolio in connection with the organization, its registration with the Commission and with various states and the initial public offering of its shares have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

INVESTMENT VALUATION--The Portfolio invests all of its assets in the Master Series, rather than in a portfolio of securities. Valuation of securities by the Master Series is discussed in the Master Series' Notes to Financial Statements which are included elsewhere in this report. Expenses and fees, including administrative and distribution fees are accrued daily and taken into account for the purposes of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT INCOME--The Portfolio accrues its share of income, net of Master Series' expenses, daily on its investment in the Master Series. Net investment income and realized and unrealized gains and losses from investment transactions conducted by the Master Series, are allocated to the Portfolio based on the Portfolio's proportional beneficial interest in the net assets of the Master Series.

The Portfolio's allocated net investment income (other than distribution fees) and realized and unrealized gains and losses from the Master Series is further allocated each day to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by the Portifolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. At March 31, 1997, the Portfolio reclassified within the composition of net assets a net operating loss of $734,846 to accumulated net realized gains.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the fiscal year ended March 31, 1997, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. provides certain administrative services to the Portfolio. For providing these services, PFPC Inc. is entitled to receive from the Portfolio a monthly fee of $5,500.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale, based on the average total net assets of the Portfolio.

During the fiscal year ended March 31, 1997, BSFM as the Master Series' Adviser (the "Adviser") has voluntarily undertaken to limit the Portfolio's total operating expenses (other than brokerage commissions, taxes, interest and extraordinary items) to the extent that total Portfolio operating expenses exceeded 1.50% of the average daily net assets of the Portfolio's class A shares, 2.00% of the average daily net assets of the Portfolio's class C shares and 1.00% of the average daily net assets of the Portfolio's class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees (Master Series only) and reimbursements of expenses exceeding the advisory fee (Master Series and Portfolio). The Portfolio will not pay the Adviser at a later time for any amounts it may waive, nor will the Portfolio reimburse the Adviser for any amounts it may assume.

Custodial Trust Company, a wholly-owned subsidary of The Bear Stearns Companies Inc. and an affiliate of the Administrator, serves as custodian to the Portfolio.

DISTRIBUTION PLAN

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the fiscal year ended March 31, 1997, the Portfolio paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares. Such fees are based on the average daily net assets in each class of the Portfolio and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns are payable without regard to actual expenses incurred. For the fiscal year ended March 31, 1997, Bear Stearns earned $600,491 in distribution fees. Bear Stearns uses these fees primarily to pay dealers whose clients hold Portfolio shares and other distribution-related activities.

In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period April 5, 1995 (commencement of investment operations) through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until further notice. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the fiscal year ended March 31, 1997, Bear Stearns has advised the Portfolio that it received approximately $904,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. Bear Stearns has advised the Portfolio that for the fiscal year ended March 31, 1997, it received approximately $30,000 in contingent deferred sales charges paid upon certain redemptions by class C shareholders of the Portfolio.

INVESTMENT TRANSACTIONS

Additions and reductions to the Portfolio's investment in the Master Series amounted to $66,340,367 and $41,277,815, respectively.

SHARES OF BENEFICIAL INTEREST

The Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% during the first year. There is no sales charge or CDSC on class Y shares, which are offered primarily to institutional investors.

At March 31, 1997, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized of which Bear Stearns owned 5,209 class A shares and 5,209 class C shares.

Transactions in the classes of shares of beneficial interest for the fiscal year ended March 31, 1997 were as follows:

                                                                                SALES                  REINVESTMENTS
                                                                     ---------------------------  ------------------------
                                                                       SHARES         AMOUNT       SHARES       AMOUNT
                                                                     -----------  --------------  ---------  -------------
Class A shares.....................................................    2,517,105  $   42,363,300    242,732  $   3,986,019
Class C shares.....................................................      935,884      15,772,161    134,250      2,197,714
Class Y shares.....................................................      492,911       8,205,295     53,147        876,922

                                                                             REPURCHASES
                                                                     ---------------------------
                                                                       SHARES         AMOUNT
                                                                     -----------  --------------
Class A shares.....................................................    1,596,708  $   25,841,545
Class C shares.....................................................      617,043       9,919,428
Class Y shares.....................................................      223,037       3,645,262

Transactions in the classes of shares of beneficial interests for the period April 5, 1995 (commencement of investment operations) through March 31, 1996 were as follows:

                                                                                SALES                  REINVESTMENTS
                                                                     ---------------------------  ------------------------
                                                                       SHARES         AMOUNT       SHARES       AMOUNT
                                                                     -----------  --------------  ---------  -------------
Class A shares.....................................................    3,601,121  $   48,488,374     58,847  $     850,924
Class C shares.....................................................    2,211,148      29,952,540     34,906        503,689
Class Y* shares....................................................      595,898       8,595,742     12,618        182,704

                                                                             REPURCHASES
                                                                     ---------------------------
                                                                       SHARES         AMOUNT
                                                                     -----------  --------------
Class A shares.....................................................      640,092  $    9,215,429
Class C shares.....................................................      356,975       5,104,093
Class Y* shares....................................................       21,986         316,298

---------
* Class Y shares commenced its initial public offering on August 7, 1995.

CREDIT AGREEMENT

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio, The Insiders Select Fund and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time shall the aggregate outstanding principal amount of all loans to any of the portfolios exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or, at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Portfolio uses this facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio had no amount outstanding under the line of credit agreement during the fiscal year ended March 31, 1997.

SUBSEQUENT EVENT

At the April 29, 1997, meeting of the Board of Trustees of the Fund, the Board authorized a transaction that would "despoke" the S&P STARS Portfolio and liquidate the S&P STARS Fund. This would be accomplished by a redemption request that all shares of the S&P STARS Portfolio be redeemed and the Master Series fulfull its redemption obligation by delivering portfolio securities, rather than cash, that the Master Series currently holds at the date of the redemption. This would thereby keep all shareholders essentially in the same position as they were prior to the transaction. The transaction is subject to approval by the Portfolio's shareholders of a new investment advisory agreement between the Fund, on behalf of the Portfolio, and BSFM.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
S&P STARS Portfolio
(A series of The Bear Stearns Funds):

We have audited the accompanying statement of assets and liabilities of the S&P STARS Portfolio (the "Portfolio") as of March 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the fiscal year ended March 31, 1997 and the period April 5, 1995 (commencement of operations) through March 31, 1996. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of S&P STARS Portfolio at March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche
Dublin, Ireland
May 9, 1997

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

The Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholder within 60 days of the Portfolio's fiscal year end (March 31, 1997) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year.

During the fiscal year ended March 31, 1997 the following dividends and distributions per share were paid by the Portfolio:

           ORDINARY INCOME                    LONG-TERM CAPITAL GAINS
-------------------------------------  -------------------------------------
  CLASS A      CLASS C      CLASS Y      CLASS A      CLASS C      CLASS Y
-----------  -----------  -----------  -----------  -----------  -----------
 $    1.24    $    1.16    $    1.29    $    0.09    $    0.09    $    0.09
     -----        -----   -----------       -----        -----        -----
     -----        -----   -----------       -----        -----        -----

The percentage of ordinary income dividends received from S&P STARS Portfolio qualifying for the corporate dividends received deduction is 11.99%.

This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.

Because the Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolio, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolio.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

  ----------------------------------------------------------
                                                     MARKET
SHARES+                                              VALUE
--------------------------------------------------------------
             COMMON STOCKS--97.31%
             AUTOMOTIVE EQUIPMENT - 2.61%
    60,000   Goodyear Tire & Rubber Co.
             (The) .............................  $  3,135,000
                                                  ------------
             BANKS - 6.34%
    60,000   Bank of New York Co., Inc. ........     2,205,000
    50,000   Citicorp...........................     5,412,500
                                                  ------------
                                                     7,617,500
                                                  ------------
             CHEMICALS & FERTILIZERS - 4.30%
   135,000   Monsanto Co. ......................     5,163,750
                                                  ------------
             COMPUTERS & OFFICE EQUIPMENT - 18.76%
   100,000   Cisco Systems, Inc.*++.............     4,812,500
   155,000   EMC Corp.*.........................     5,502,500
   100,000   HMT Technology Corp.*++............     1,225,000
   110,500   Quantum Corp.*+++..................     4,268,061
   150,000   Seagate Technology, Inc.*..........     6,731,250
                                                  ------------
                                                    22,539,311
                                                  ------------
             COMPUTER SERVICES - 4.37%
   135,000   Computer Associates International,
             Inc. ..............................     5,248,125
                                                  ------------
             DIVERSIFIED OPERATIONS - 5.37%
    65,000   General Electric Co. ..............     6,451,250
                                                  ------------
             DRUGS & HOSPITAL SUPPLIES - 6.93%
    30,000   Merck & Co., Inc. .................     2,527,500
    67,000   Warner-Lambert Co. ................     5,795,500
                                                  ------------
                                                     8,323,000
                                                  ------------
             ELECTRICAL EQUIPMENT - 0.92%
   115,000   DSP Communications, Inc.*++........     1,106,875
                                                  ------------
             ELECTRONIC MEASURING INSTRUMENTS - 5.10%
   277,000   Vishay Intertechnology, Inc.*......     6,128,625
                                                  ------------
             ELECTRONICS - 21.31%
   250,000   Adaptec, Inc.*.....................     8,937,500
   110,000   Analog Devices, Inc.*+++...........     2,475,000
   102,000   Intel Corp. .......................    14,190,750
                                                  ------------
                                                    25,603,250
                                                  ------------

--------------------------------------------------------------
                                                     MARKET
SHARES+                                              VALUE
--------------------------------------------------------------

             INSURANCE - 4.15%
   140,000   Conseco, Inc. .....................  $  4,987,500
                                                  ------------

             LASER SYSTEMS - 0.20%
     5,000   Coherent, Inc.*....................       239,063
                                                  ------------

             MACHINERY - 3.41%
   210,000   Crompton & Knowles Corp.+++........     4,095,000
                                                  ------------

             OIL & NATURAL GAS - 1.25%
    45,000   Apache Corp. ......................     1,507,500
                                                  ------------

             OIL - OFFSHORE DRILLING - 3.89%
   185,000   Global Marine Inc.*................     3,977,500
    40,000   Noble Drilling Corp.*..............       690,000
                                                  ------------
                                                     4,667,500
                                                  ------------

             RESTAURANTS - 4.73%
   275,700   Wendy's International, Inc. .......     5,686,313
                                                  ------------

             RETAILING - 3.67%
    82,500   Home Depot, Inc. (The).............     4,413,750
                                                  ------------
             Total Common Stocks
             (cost - $115,044,732)..............   116,913,312
                                                  ------------

             SHORT-TERM INVESTMENTS--1.88%

             INVESTMENT COMPANIES - 1.88%
 2,257,573   The Milestone Funds Treasury
             Obligations Portfolio,
             Institutional Shares**++...........     2,257,573
       306   Federated Investors, Trust for
             Short-Term U.S. Government Trust
             Securities**++.....................           306
                                                  ------------
             Total Short-Term Investments
             (cost $2,257,879)..................     2,257,879
                                                  ------------
             Total Investments
             (cost $117,302,611) - 99.19%.......   119,171,191
             Other assets in excess of
             liabilities - 0.81%................       968,902
                                                  ------------
             Net Assets - 100.00%...............  $120,140,093
                                                  ------------
                                                  ------------

The accompanying notes are an integral part of the financial statements.

                    THE          BEAR          STEARNS FUNDS

                            S&P STARS Master Series
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

  ----------------------------------------------------------
NUMBER OF                                            MARKET
CONTRACTS                                            VALUE
--------------------------------------------------------------
             WRITTEN CALL OPTIONS

             ELECTRONICS
       200   Intel Corp*++
             07/19/97 @ $160....................  $   (115,000)
       200   Intel Corp*++
             07/19/97 @ $155....................      (127,500)
                                                  ------------
             (premiums received - $332,539)       $   (242,500)
                                                  ------------
                                                  ------------

---------
+    Unless otherwise indicated all common stocks are ranked five stars.
++   Currently ranked three stars.
+++  Currently ranked four stars.
++    Not ranked by STARS.
*    Non-income producing security.
**   Money market fund.

S&P STARS RANKINGS:
Five stars - Buy - Expected to be among the best performers over the next twelve months and to rise in price.
Four stars - Accumulate - Expected to be an above-average performer.
Three stars - Hold - Expected to be an average performer.
Two stars - Avoid - Expected to be a below-average performer.
One star - Sell - Expected to be a well-below-average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS
  Investments, at value (cost - $117,302,611).....  $119,171,191
  Receivable for investments sold.................    4,224,333
  Receivable for beneficial interests sold........      343,443
  Dividends and interest receivable...............       95,191
  Deferred organization expenses and other
   assets.........................................       74,016
                                                    -----------
        Total assets..............................  123,908,174
                                                    -----------
LIABILITIES
  Payable for investments purchased...............    1,812,560
  Payable for beneficial interests repurchased....    1,641,921
  Written call options, at value (premiums
   received - $332,539)...........................      242,500
  Advisory fee payable............................       21,234
  Custodian fee payable...........................        3,626
  Accrued expenses................................       46,240
                                                    -----------
        Total liabilities.........................    3,768,081
                                                    -----------
NET ASSETS
  Net proceeds from capital contributions and
   withdrawals....................................  118,181,474
  Net unrealized appreciation on investments and
   option transactions............................    1,958,619
                                                    -----------
        Net assets applicable to investors'
       beneficial interests.......................  $120,140,093
                                                    -----------
                                                    -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                            STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME
  Dividends.......................................  $   808,843
  Interest........................................      103,629
                                                    -----------
                                                        912,472
                                                    -----------
EXPENSES
  Advisory fees...................................      747,970
  Administration and accounting fees..............      123,741
  Legal and auditing fees.........................       58,632
  Custodian fees and expenses.....................       37,581
  Amortization of organization expenses...........       20,002
  Insurance expenses..............................       16,280
  Trustees' fees and expenses.....................       14,209
  Other...........................................        3,267
                                                    -----------
        Total expenses before waivers.............    1,021,682
        Less: waivers.............................     (699,997)
                                                    -----------
        Total expenses after waivers..............      321,685
                                                    -----------
  Net investment income...........................      590,787
                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
 SECURITIES SOLD SHORT AND OPTION TRANSACTIONS:
  Net realized gain/(loss) from:
        Investments...............................   16,532,203
        Securities sold short.....................      (23,862)
        Option transactions.......................       (1,540)
  Net change in unrealized appreciation on:
        Investments...............................   (4,137,794)
        Option transactions.......................       90,039
                                                    -----------
  Net realized and unrealized gain on investments,
   securities sold short and option
   transactions...................................   12,459,046
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $13,049,833
                                                    -----------
                                                    -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE PERIOD
                                                      FOR THE FISCAL     APRIL 5, 1995*
                                                        YEAR ENDED           THROUGH
                                                      MARCH 31, 1997     MARCH 31, 1996
                                                    ------------------  -----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income...........................  $          590,787   $       695,588
  Net realized gain from investments, securities
   sold short and option transactions.............          16,506,801         3,769,370
  Net change in unrealized appreciation on
   investments....................................          (4,047,755)        6,006,374
                                                    ------------------  -----------------
  Net increase in net assets resulting from
   operations.....................................          13,049,833        10,471,332
                                                    ------------------  -----------------

CAPITAL TRANSACTIONS
  Contributions...................................          66,340,367        86,999,990
  Withdrawals.....................................         (41,277,815)      (15,568,630)
                                                    ------------------  -----------------
  Net increase in net assets derived from capital
   transactions...................................          25,062,552        71,431,360
                                                    ------------------  -----------------
  Total increase in net assets....................          38,112,385        81,902,692
NET ASSETS
  Beginning of period.............................          82,027,708           125,016
                                                    ------------------  -----------------
  End of period...................................  $      120,140,093   $    82,027,708
                                                    ------------------  -----------------
                                                    ------------------  -----------------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below are ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                     FOR THE FISCAL     APRIL 5, 1995*
                                                       YEAR ENDED           THROUGH
                                                     MARCH 31, 1997     MARCH 31, 1996
                                                    -----------------  -----------------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted).......    $     120,140       $    82,028
  Ratio of expenses to average net assets(1)......             0.32%             0.19%(2)
  Ratio of net investment income to average net
   assets(1)......................................             0.59%             1.36%(2)
  Decrease reflected in above expense ratios due
   to waivers and/or reimbursements...............             0.70%             0.91%(2)
  Portfolio turnover rate.........................           220.00%           295.97%(3)
  Average commission rate per share(4)............    $      0.0595       $    0.0603

--------
 * Commencement of investment operations.
(1) Reflects waivers and/or reimbursements.
(2) Annualized.
(3) Not annualized.
(4) Represents average commission rate per share charged to the Master Series on purchases and sales of investments subject to such commissions during each period.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                 S&P STARS Fund

                            S&P STARS Master Series
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

S&P STARS Fund (the "Master Fund") was organized as a Delaware business trust on October 5, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Master Fund is a "series fund" which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. The Master Fund currently has one portfolio in operation, S&P STARS Master Series (the "Master Series"), a non-diversified portfolio.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on April 5, 1995, the Master Fund had no transactions other than those relating to organizational matters and the sale of 10,418 shares of beneficial interest of the Master Series to S&P STARS Portfolio (the "Portfolio") of The Bear Stearns Funds. Costs of approximately $100,000 incurred by the Master Fund in connection with the organization and its registration with the Commission have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Master Series. The Master Series commenced investment operations on April 5, 1995. In the event that the Portfolio or any transferee of the Portfolio redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Master Series is liquidated prior to the end of the sixty month period, the Portfolio or the transferee of the Portfolio shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--Securities, including covered call options written by the Master Series, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory and administration fees, are accrued daily and taken into account for the purposes of determining the net asset value of the Master Series shares.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Master Series' investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

OPTIONS WRITING--When the Master Series writes an option, an amount equal to the premium received by the Master Series is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Master Series on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Master Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Master Series. The Master Series' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Master Series' involvement in these financial instruments. In writing an option, the Master Series bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Master Series could result in the Master Series selling or buying a security at a price different from the current market value. The Master Series' activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

Option activity for the fiscal year ended March 31, 1997 was as follows:

                                                       CALL OPTIONS          PUT OPTIONS
                                                    -------------------  -------------------
                                                    CONTRACTS  PREMIUMS  CONTRACTS  PREMIUMS
                                                    ---------  --------  ---------  --------
Outstanding at beginning of period................    --         --        --         --
Options written...................................     400     $332,539    --         --
Options Purchased.................................    --         --          70     $ 1,960
Options closed or expired.........................    --         --         (70   )  (1,960 )
                                                                             --
                                                       ---     --------             --------
Outstanding at end of period......................     400     332,539     --         --
                                                                             --
                                                                             --
                                                       ---     --------             --------
                                                       ---     --------             --------

SHORT SELLING--When the Master Series makes a short sale, an amount equal to the proceeds received by the Master Series is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of the Master Series to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Master Series). Upon the termination of a short sale, the Master Series will recognize a gain, limited to the price at which the Master Series sold the security short, if the market price is less than the proceeds originally received. The Master Series will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Master Series' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements

U.S. FEDERAL TAX STATUS--The Master Series is treated as a partnership for U.S. federal tax purposes. No provision is made by the Master Series for U.S. federal taxes; each investor in the Master Series is ultimately responsible for the payment of any taxes. Since one of the Master Series' investors is a regulated investment company that invests all of its assets in the Master Series (S&P STARS Portfolio or the "Portfolio"), the Master Series normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for the Portfolio to satisfy them. The Master Series intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the fiscal year ended March 31, 1997, Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser of the Master Series pursuant to an Investment Advisory Agreement. The Adviser is entitled to receive from the Master Series a monthly fee equal to an annual rate of 0.75% of the Master Series' average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolio, PFPC International Ltd. provides certain administrative services to the Master Series. For providing these services, PFPC International Ltd. is entitled to receive from the Master Series a monthly fee equal to an annual rate of 0.12% of the Master Series' net assets up to $200 million, 0.09% of the next $200 million, 0.075% of the next $200 million, and 0.05% of net assets above $600 million, subject to a minimum fee of $8,500 for the Master Series, payable monthly.

During the fiscal year ended March 31, 1997, the Adviser has voluntarily undertaken to limit the Portfolio's total operating expenses (other than brokerage commissions, interest, taxes and extraordinary items) to the extent that total Portfolio operating expenses exceeded 1.50% of the average daily net assets of the Portfolio's class A shares, 2.00% of the average daily net assets of the Portfolio's class C shares and 1.00% of the average daily net assets of the Portfolio's class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended

March 31, 1997, the Adviser waived $699,997 of its advisory fee in order to maintain the voluntary expense limitation. The Master Series will not pay the Adviser at a later time for any amounts it may waive, nor will the Master Series reimburse the Adviser for any amounts it may assume.

For the fiscal year ended March 31, 1997, Bear, Stearns & Co. Inc., an affiliate of the Adviser, earned $368,765 in brokerage commissions from portfolio transactions executed on behalf of the Master Series.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser, serves as custodian to the Master Series.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1997 was $117,393,549. Accordingly, the net unrealized appreciation of investments of $1,777,642 was composed of gross appreciation of $8,067,308 for those investments having an excess of value over cost; and gross depreciation of $6,289,666 for those investments having an excess of cost over value.

For the fiscal year ended March 31, 1997, aggregate purchases and sales of investment securities (excluding short-term investments) were $240,965,152 and $213,126,061, respectively.

CREDIT AGREEMENT

The S&P STARS Fund, on behalf of the Master Series, has entered into a credit agreement with The First National Bank of Boston. Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio and The Bear Stearns Funds consisting of S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and The Insiders Select Fund are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time shall the aggregate outstanding principal amount of all loans to any of the portfolios exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or, at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The amount outstanding under the line of credit agreement for the Master Series averaged $26,074 during the fiscal year ended March 31, 1997. The maximum amount outstanding at any month-end under such line of credit agreement during the fiscal year ended March 31, 1997 was $220,000. The monthly weighted average interest rate during the fiscal year ended March 31, 1997, on amounts outstanding under such line of credit agreement, was 8.09%.

The Master Series uses this facility to borrow money only for temporary or emergency (not leveraging) purposes. The Master Series had no amount outstanding under the line of credit agreement at March 31, 1997.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Investors,
S&P STARS Master Series
(A series of the S&P STARS Fund):

We have audited the accompanying statement of assets and liabilities of the S&P STARS Master Series, (the "Master Series") as of March 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the fiscal year ended March 31, 1997 and the period April 5, 1995 (commencement of operations) through March 31, 1996. These financial statements and financial highlights are the responsibility of the Master Series's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of S&P STARS Master Series at March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche
Dublin, Ireland
May 9, 1997

BEAR STEARNS

The
Bear Stearns
Funds

245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

Robert S. Reitzes                  Chairman of the Board and
                                   President
Peter B. Fox                       Executive Vice President
William J. Montgoris               Executive Vice President
Peter M. Bren                      Trustee
Alan J. Dixon                      Trustee
John R. McKernan, Jr.              Trustee
M.B. Oglesby, Jr.                  Trustee
Stephen A. Bornstein               Vice President
Donalda L. Fordyce                 Vice President
Frank J. Maresca                   Vice President and Treasurer
Ellen T. Arthur                    Secretary
Vincent L. Pereira                 Assistant Treasurer
Eileen M. Coyle                    Assistant Secretary

INVESTMENT ADVISER                 DISTRIBUTOR
AND ADMINISTRATOR                  Bear, Stearns & Co. Inc.
Bear Stearns Funds                 245 Park Avenue
Management Inc.                    New York, NY 10167
245 Park Avenue
New York, NY 10167

CUSTODIAN                          TRANSFER AND DIVIDEND
Custodial Trust Company            DISBURSEMENT AGENT
101 Carnegie Center                PFPC Inc.
Princeton, NJ 08540                Bellevue Corporate Center
                                   400 Bellevue Parkway
                                   Wilmington, DE 19809

COUNSEL                            INDEPENDENT AUDITORS
Kramer, Levin, Naftalis & Frankel  Deloitte & Touche LLP
919 Third Avenue                   Two World Financial Center
New York, NY 10022                 New York, NY 10281



This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

BSF-R-009-04

LARGE CAP
VALUE PORTFOLIO

SMALL CAP
VALUE PORTFOLIO

TOTAL RETURN
BOND PORTFOLIO


ANNUAL REPORT
MARCH 31, 1997

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                             LETTER TO SHAREHOLDERS

                                                                  April 21, 1997
Dear Shareholders,

We are pleased to present the annual report to shareholders for the Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap") and Total Return Bond Portfolio ("Bond Portfolio") (collectively, the "Portfolios") for the fiscal year ended March 31, 1997. Detailed performance data for each class of shares of each of the Portfolios can be found in the "Financial Highlights" section of this report.

LARGE CAP VALUE PORTFOLIO

For the fiscal year ended March 31, 1997, Large Cap's class A shares (without giving effect to the sales charge) had a total return of 15.44%1, class C shares (without giving effect to the contingent deferred sales charge) had a total return of 14.87% and class Y shares returned 16.04%. Large Cap's benchmark, the S&P 500 Composite Index, returned 19.73% for the same period. Due to recent additions in the technology sector to the Portfolio, notably Intel Corp. (4.44% of Large Cap's net assets), Large Cap lagged its benchmark as technology stocks underperformed the broader market during this period.

STAYING AHEAD OF THE INFLATION CURVE

From April 1996 through February 1997, the stock market continued its stellar upward momentum. However, by March, the market was overextended and ready for a catalyst to correct -- which it did, falling nearly 10% for the month. The impetus for the correction came when the Federal Reserve Board raised interest rates toward the end of the month based on concerns about possible wage inflation. We believe that Chairman Greenspan is ahead of the inflation curve and that we will see the economy slowing to the 2.5% - 3.0% range, which should cause rates to fall in the second half of the year. This should be good news for the stock market and for Large Cap.

During the first quarter of 1997, we increased our technology exposure with the purchase of Intel Corp., Varian Associates, Inc. (3.88%) and Quantum Corp. (3.81%). Due to the dollar's strength, we began to steer away from multinational companies and to focus our attention on firms with significant domestic sales, such as Wendy's International, Inc. (3.22%).

Following our strategy of seeking out undervalued companies whose long-term earnings are expected to get a boost from a near-term catalyst, we acquired The Goodyear Tire & Rubber Co. (6.38%), which is currently benefiting from restructuring and cost-cutting initiatives, and Pitney Bowes, Inc. (4.80%), which is profiting from the trend to digital meters and from the outsourcing of its office services.

We expect a volatile market over the near term as investors anticipate further interest rate hikes, but we would view market dips as buying opportunities.

--------
1 For the fiscal year ended March 31, 1997, Large Cap's class A shares had a total return of 9.96% including the initial maximum 4.75% sales charge.

SMALL CAP VALUE PORTFOLIO*

Given the volatility in the stock market in general over the past year and the sell-off in the small-cap market in the first quarter of 1997, Small Cap's performance was particularly noteworthy. For the fiscal year ended March 31, 1997, Small Cap's class A shares (without giving effect to the sales charge) had a total return of 11.71%2 , class C shares (without giving effect to the contingent deferred sales charge) had a total return of 11.12% and class Y shares returned 12.19% -- all outperforming Small Cap's benchmark, the Russell 2000 Index, which returned 5.13% for the same period.

We believe Small Cap's relative strength can be attributed to our strategy of following a disciplined value-oriented approach and avoiding high-risk stocks. We continue to buy companies with low absolute and relative price-earnings multiples and strong fundamentals that are expected to lead to long-term earnings growth. Companies are sold when their current performance and future outlook do not meet our expectations.

SEEKING GROWTH IN UNIQUE SCENARIOS

In the recent rising interest rate environment, we have found unique situations where a company's stock price reflects a perceived vulnerability to higher rates, although the firm's underlying fundamentals, we believe, are quite strong. For example, Chase Brass Industries, Inc. (2.47% of Small Cap's net assets), which manufactures brass rod, is viewed as a new housing and construction company, and its stock is trading at a price-earnings multiple of under nine-times 1997 and eight-times 1998 earnings per share estimates. However, Chase is selling everything it produces and just implemented a price increase. Home remodeling, the concern over lead in drinking water and the firm's move into asymmetrical shapes should continue to constrain capacity even as production capabilities are increased incrementally. Chase generates excess free cash flow, management owns over 10% of the shares, and it recently completed an acquisition that should add $0.20 - $0.30 per share to earnings this year -- all reasons why we see value and an underpriced stock.

As illustrated above, our primary focus continues to be on individual stocks. We believe there are compelling company-specific stories with strong earnings growth even in an environment of rising interest rates. Rigorous internal, in-depth research will continue to be key to our stock selection, and with increasing volatility in the market, we will seek opportunities to buy unique stocks at even more attractive valuations.

TOTAL RETURN BOND PORTFOLIO

For the fiscal year ended March 31, 1997, Bond Portfolio's class A shares (without giving effect to the sales charge) had a total return of 4.40%3, class C shares (without giving effect to the contingent deferred sales charge) had a total return of 3.99% and class Y shares returned 4.77%. Bond Portfolio's benchmark, Salomon Brothers Broad Investment Grade Bond Index, returned 4.92% for the same period.

Over the period, Bond Portfolio's emphasis on corporate securities, with their relatively higher yields, added to its relative returns as corporate spreads tightened. However, this same strategy worked against us in March of this year as spreads widened due to quarter-end pressures and the Federal Reserve's tightening.

--------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established, larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
2 For the fiscal year ended March 31, 1997, Small Cap's class A shares had a total return of 6.41% including the initial maximum 4.75% sales charge.
3 For the fiscal year ended March 31, 1997, Bond Portfolio's class A shares had a total return of 0.49% including the initial maximum 3.75% sales charge.

FOCUSING ON CORPORATE AND MORTGAGE-BACKED SECURITIES

During the past six to eight months, the fixed income markets traded in a fairly narrow range. In that regard, the strategy that we have had in place has paid off. We have overweighted corporate and mortgage-backed securities for two reasons: 1) to generate high income in a stable, low-volatility environment and
2) to benefit from expected spread tightening versus U.S. Treasury securities.

In the near term, we expect to increase our exposure to Yankee credits (dollar-denominated bonds issued by foreign banks and companies in the U.S.), especially those issued by countries where spreads have widened on what we believe to be largely unwarranted political and economic concerns.

From a structural standpoint, we will continue to focus on securities that should benefit from increased volatility. In the mortgage sector, this points toward discounted collateral, well-structured collateralized mortgage obligations and commercial mortgage tranches, and in the corporate sector, toward noncallable or putable issues.

We expect the U.S. economy to remain strong with inflation under control. However, as the economies of Europe and Japan pick up, we expect to see a strengthening in U.S. exports in spite of the dollar's strength. This will keep upward pressure on wages and keep the Federal Reserve in a tightening mode. We believe that at least one and possibly two tightenings will occur this year. As a result, we expect a more volatile market, with long-term rates testing the 7.20% - 7.25% range before the market rallies later in the year. We will continue to emphasize corporate securities in the Bond Portfolio, given favorable economic conditions and the recent widening of spreads.

We continue to carefully monitor commodities prices and any labor market developments for signs of pressure that could trigger further short-term upward moves in interest rates.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

      [SIGNATURE]                 [SIGNATURE]                       [SIGNATURE]
Robert S. Reitzes                 Mark Kurland                      Peter E. Mahoney
Chairman of the Board and         Portfolio Manager                 Portfolio Manager
President                         Large Cap Value Portfolio         Total Return Bond Portfolio
The Bear Stearns Funds
Portfolio Manager
Large Cap Value Portfolio
Small Cap Value Portfolio

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 CLASS A AND C SHARES(1)(2) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          DOLLARS
Large Cap Value Portfolio
                                                               Class A shares    Class C shares       S&P 500 Composite Index
Apr. 4, 1995                                                           $9,525           $10,000                       $10,000
June 30, 1995                                                          10,192            10,683                        10,924
Sept. 30, 1995                                                         11,295            11,825                        11,791
Dec. 31, 1995                                                          11,915            12,463                        12,498
Mar. 31, 1996                                                          12,034            12,571                        13,166
June 30, 1996                                                          12,042            12,563                        13,755
Sept. 30, 1996                                                         12,257            12,771                        14,175
Dec. 31, 1996                                                          13,627            14,178                        15,354
Mar. 31, 1997                                                          13,892            14,440                        15,763
$9,525 Investment made on April 4, 1995
Past performance is not predictive of future performance
Large Cap Value Portfolio
Class A shares                                                        $13,892
Class C shares                                                        $14,440
S&P 500 Composite Index                                               $15,763
Consumer Price Index                                                  $10,568

                          DOLLARS
Large Cap Value Portfolio
                                                                 Consumer Price Index
Apr. 4, 1995                                                                  $10,000
June 30, 1995                                                                  10,079
Sept. 30, 1995                                                                 10,126
Dec. 31, 1995                                                                  10,178
Mar. 31, 1996                                                                  10,284
June 30, 1996                                                                  10,364
Sept. 30, 1996                                                                 10,430
Dec. 31, 1996                                                                  10,522
Mar. 31, 1997                                                                  10,568
$9,525 Investment made on April 4, 1995
Past performance is not predictive of future performance
Large Cap Value Portfolio
Class A shares
Class C shares
S&P 500 Composite Index
Consumer Price Index

                                            TOTAL RETURNS
                                                                       ONE YEAR ENDED       AVERAGE
                                                                       MARCH 31, 1997      ANNUAL(3)
                                                                      -----------------  -------------
Large Cap Value Portfolio(2)
    Class A shares(4)...............................................           9.96%           17.94%
    Class C shares..................................................          14.87            20.23
S&P 500 Composite Index(1)..........................................          19.73            25.63
Consumer Price Index(1).............................................           2.76             2.81

---------
(1)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3)For the period April 4, 1995 (commencement of investment operations) through March 31, 1997.
(4)Reflects the initial maximum 4.75% sales charge. Without the applicable sales charge, the total returns would have been 15.44% and 20.86%, respectively, for each period shown.

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    CLASS Y SHARES(1)(2) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          DOLLARS
Large Cap Value Portfolio
                                                               Class Y shares       S&P 500 Composite Index
Sept. 11, 1995                                                        $10,000                       $10,000
Sept. 30, 1995                                                        $10,186                       $10,221
Dec. 31, 1995                                                          10,760                        10,834
Mar. 31, 1996                                                          10,875                        11,413
June 30, 1996                                                          10,896                        11,923
Sept. 30, 1996                                                         11,105                        12,287
Dec. 31, 1996                                                          12,360                        13,309
Mar. 31, 1997                                                          12,619                        13,664
Past performance is not predictive of future performance
Large Cap Value Portfolio
Class Y shares                                                        $12,619
S&P 500 Composite Index                                               $13,664
Consumer Price Index                                                  $10,451

                          DOLLARS
Large Cap Value Portfolio
                                                                 Consumer Price Index
Sept. 11, 1995                                                                $10,000
Sept. 30, 1995                                                                $10,013
Dec. 31, 1995                                                                  10,072
Mar. 31, 1996                                                                  10,170
June 30, 1996                                                                  10,242
Sept. 30, 1996                                                                 10,320
Dec. 31, 1996                                                                  10,405
Mar. 31, 1997                                                                  10,451
Past performance is not predictive of future performance
Large Cap Value Portfolio
Class Y shares
S&P 500 Composite Index
Consumer Price Index

                                            TOTAL RETURNS
                                                                       ONE YEAR ENDED       AVERAGE
                                                                       MARCH 31, 1997      ANNUAL(3)
                                                                      -----------------  -------------
Large Cap Value Portfolio(2)
    Class Y shares..................................................          16.04%           16.12%
S&P 500 Composite Index(1)..........................................          19.73            22.21
Consumer Price Index(1).............................................           2.76             2.88

---------
(1)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3)For the period September 11, 1995 (initial public offering date) through March 31, 1997.

                             THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 CLASS A AND C SHARES(1)(2) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          DOLLARS
Small Cap Value Portfolio
                                                               Class A shares    Class C shares    Russell 2000 Index
Apr. 3, 1995                                                           $9,525           $10,000               $10,000
June 30, 1995                                                          10,343            10,842                10,901
Sept. 30, 1995                                                         12,057            12,625                11,969
Dec. 31, 1995                                                          12,128            12,673                12,231
Mar. 31, 1996                                                          12,797            13,358                12,852
June 30, 1996                                                          14,240            14,847                13,511
Sept. 30, 1996                                                         14,249            14,822                13,556
Dec. 31, 1996                                                          14,002            14,553                14,248
Mar. 31, 1997                                                          14,295            14,845                13,512
$9,525 Investment made on April 3, 1995
Past performance is not predictive of future performance
Small Cap Value Portfolio
Class A shares                                                        $14,296
Class C shares                                                        $14,845
Russell 2000 Index                                                    $13,512
Consumer Price Index                                                  $10,568

                          DOLLARS
Small Cap Value Portfolio
                                                                 Consumer Price Index
Apr. 3, 1995                                                                  $10,000
June 30, 1995                                                                  10,079
Sept. 30, 1995                                                                 10,126
Dec. 31, 1995                                                                  10,178
Mar. 31, 1996                                                                  10,284
June 30, 1996                                                                  10,364
Sept. 30, 1996                                                                 10,430
Dec. 31, 1996                                                                  10,522
Mar. 31, 1997                                                                  10,568
$9,525 Investment made on April 3, 1995
Past performance is not predictive of future performance
Small Cap Value Portfolio
Class A shares
Class C shares
Russell 2000 Index
Consumer Price Index

                                            TOTAL RETURNS
                                                                       ONE YEAR ENDED       AVERAGE
                                                                       MARCH 31, 1997      ANNUAL(3)
                                                                      -----------------  -------------
Small Cap Value Portfolio(2)
    Class A shares(4)...............................................           6.41%           19.63%
    Class C shares..................................................          11.12            21.90
Russell 2000 Index(1)...............................................           5.13            16.27
Consumer Price Index(1).............................................           2.76             2.81

---------
(1)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3)For the period April 3, 1995 (commencement of investment operations) through March 31, 1997.
(4)Reflects the initial maximum 4.75% sales charge. Without the applicable sales charge, the total returns would have been 11.71% and 22.58%, respectively, for each period shown.

                             THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   CLASS Y SHARES (1)(2) VS. VARIOUS INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          DOLLARS
Small Cap Value Portfolio
                                                               Class Y shares    Russell 2000 Index      Consumer Price Index
June 22, 1995                                                         $10,000               $10,000                   $10,000
June 30, 1995                                                           9,954                10,037                    10,027
Sept. 30, 1995                                                         11,620                11,021                    10,073
Dec. 31, 1995                                                          11,697                11,262                    10,132
Mar. 31, 1996                                                          12,352                11,834                    10,231
June 30, 1996                                                          13,762                12,440                    10,303
Sept. 30, 1996                                                         13,770                12,481                    10,382
Dec. 31, 1996                                                          13,555                13,119                    10,467
Mar. 31, 1997                                                          13,857                12,441                    10,513
Past performance is not predictive of future performance
Small Cap Value Portfolio
Class Y shares                                                        $13,857
Russell 2000 Index                                                    $12,441
Consumer Price Index                                                  $10,513

                                            TOTAL RETURNS
                                                                       ONE YEAR ENDED       AVERAGE
                                                                       MARCH 31, 1997      ANNUAL(3)
                                                                      -----------------  -------------
Small Cap Value Portfolio(2)
    Class Y shares..................................................          12.19%           20.17%
Russell 2000 Index(1)...............................................           5.13            13.07
Consumer Price Index(1).............................................           2.76             2.85

---------
(1)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3)For the period June 22, 1995 (initial public offering date) through March 31, 1997.

                             THE BEAR STEARNS FUNDS

                          Total Return Bond Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 CLASS A AND C SHARES(1)(2) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                TOTAL RETURN BOND PORTFOLIO
DOLLARS
                                                                                                           Salomon Brothers Broad
                                                               Class A shares    Class C shares       Investment Grade Bond Index
Apr. 5, 1995                                                           $9,625           $10,000                           $10,000
June 30, 1995                                                          10,027            10,412                            10,568
Sept. 30, 1995                                                         10,206            10,587                            10,767
Dec. 31, 1995                                                          10,679            11,064                            11,234
Mar. 31, 1996                                                          10,430            10,797                            11,038
June 30, 1996                                                          10,467            10,824                            11,092
Sept. 30, 1996                                                         10,644            10,996                            11,300
Dec. 31, 1996                                                          10,972            11,322                            11,641
Mar. 31, 1997                                                          10,908            11,245                            11,581
$9,625 Investment made on April 5, 1995
Past performance is not predictive of future performance
Total Return Bond Portfolio
Class A shares                                                         10,908
Class C shares                                                         11,245
Salomon Brothers Broad Investment Grade Bond Index                     11,581
Consumer Price Index                                                   10,568

                TOTAL RETURN BOND PORTFOLIO
DOLLARS
                                                                  Consumer
                                                               Price Index
Apr. 5, 1995                                                       $10,000
June 30, 1995                                                       10,079
Sept. 30, 1995                                                      10,126
Dec. 31, 1995                                                       10,185
Mar. 31, 1996                                                       10,284
June 30, 1996                                                       10,357
Sept. 30, 1996                                                      10,436
Dec. 31, 1996                                                       10,522
Mar. 31, 1997                                                       10,568
$9,625 Investment made on April 5, 1995
Past performance is not predictive of future performance
Total Return Bond Portfolio
Class A shares
Class C shares
Salomon Brothers Broad Investment Grade Bond Index
Consumer Price Index

                                            TOTAL RETURNS
                                                                       ONE YEAR ENDED       AVERAGE
                                                                       MARCH 31, 1997      ANNUAL(3)
                                                                      -----------------  -------------
Total Return Bond Portfolio(2)
    Class A shares(4)...............................................           0.49%            4.45%
    Class C shares..................................................           3.99             6.06
Salomon Brothers Broad Investment Grade Bond Index(1)...............           4.92             7.65
Consumer Price Index(1).............................................           2.76             2.81

---------
(1)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3)For the period April 5, 1995 (commencement of investment operations) through March 31, 1997.
(4)Reflects the initial maximum 3.75% sales charge. Without the applicable sales charge, the total returns would have been 4.40% and 6.47%, respectively, for each period shown.

                             THE BEAR STEARNS FUNDS

                          Total Return Bond Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    CLASS Y SHARES(1)(2) VS. VARIOUS INDICES

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                TOTAL RETURN BOND PORTFOLIO
    DOLLARS
                                                                                         Salomon Brothers Broad       Consumer
                                                               Class Y shares       Investment Grade Bond Index    Price Index
    Sept. 8, 1995                                                      10,000                            10,000         10,000
    Sept. 30, 1995                                                     10,036                            10,056         10,013
    Dec. 31, 1995                                                      10,511                            10,492         10,072
    Mar. 31, 1996                                                      10,274                            10,309         10,170
    June 30, 1996                                                      10,319                            10,360         10,242
    Sept. 30, 1996                                                     10,503                            10,553         10,320
    Dec. 31, 1996                                                      10,837                            10,872         10,405
    Mar. 31, 1997                                                      10,782                            10,816         10,451
    Past performance is not predictive of future
    performance
    Total Return Bond Portfolio
    Class Y shares                                                     10,782
    Salomon Brothers Broad Investment Grade Bond Index                 10,816
    Consumer Price Index                                               10,451

                                            TOTAL RETURNS
                                                                       ONE YEAR ENDED       AVERAGE
                                                                       MARCH 31, 1997      ANNUAL(3)
                                                                      -----------------  -------------
Total Return Bond Portfolio(2)
    Class Y shares..................................................           4.77%            4.93%
Salomon Brothers Broad Investment Grade Bond Index(1)...............           4.92             5.14
Consumer Price Index(1).............................................           2.76             2.86

---------
(1)The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3)For the period September 8, 1995 (initial public offering date) through March 31, 1997.

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                                 MARCH 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Computers & Office Equipment          12.37%
Building & Construction                7.52%
Tobacco                                3.36%
Cash & Cash Equivalents                0.33%
Electronics                            4.44%
Instruments -- Scientific              1.37%
Automobiles                            5.63%
Transport -- Railroads                 3.68%
Life/Health Insurance                  9.48%
Banks                                  4.41%
Protection -- Safety                   5.33%
Drugs & Hospital Supplies             11.50%
Automotive Equipment                   6.38%
Diversified Operations                 8.46%
Soap & Cleaning Products               2.38%
Restaurants                            3.22%
Credit & Finance                      10.14%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                        PERCENT OF
RANK   HOLDING                                                       SECTOR             NET ASSETS
-----  --------------------------------------------------  ---------------------------  ----------
   1.  Goodyear Tire & Rubber Co. (The) .................  Automotive Equipment             6.38
   2.  ADT Ltd. .........................................  Protection -- Safety             5.33
   3.  Pitney Bowes, Inc. ...............................  Computers & Office
                                                           Equipment                        4.80
   4.  General Electric Co. .............................  Diversified Operations           4.58
   5.  Intel Corp. ......................................  Electronics                      4.44
   6.  Bank of New York Co., Inc. .......................  Banks                            4.41
   7.  Equitable Cos., Inc. .............................  Life/Health Insurance            4.26
   8.  FannieMae.........................................  Credit & Finance                 4.16
   9.  Medtronic, Inc. ..................................  Drugs & Hospital Supplies        4.11
  10.  Armstrong World Industries, Inc. .................  Building & Construction          4.09

                             THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio
                                 MARCH 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Building & Housing                     9.63%
Home Furnishings                       2.93%
Retail - Restaurants                   5.71%
Cosmetics & Soaps                      2.83%
Banks                                  5.82%
Grocery Products                       3.00%
Financial Services                     2.59%
Steel                                  3.53%
Cash & Cash Equivalents                2.21%
Textiles & Shoes                       4.48%
Tobacco                                3.66%
Other                                 21.96%
Publishing & Broadcasting              3.16%
Non-Ferrous Metals                     5.25%
Life/Health Insurance                  2.63%
Rubber & Plastics                      3.74%
Electronics                            3.36%
Electrical Equipment                   4.22%
Drugs & Hospital Supplies              2.57%
Coal                                   4.18%
Computers & Office Equipment           2.54%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                        PERCENT OF
RANK   HOLDING                                                       SECTOR             NET ASSETS
-----  --------------------------------------------------  ---------------------------  ----------
   1.  Triangle Pacific Corp. ...........................  Building & Housing               5.11
   2.  AnnTaylor Stores Corp. ...........................  Textiles & Shoes                 4.48
   3.  Zeigler Coal Holding Co. .........................  Coal                             4.18
   4.  Foodmaker, Inc. ..................................  Retail -- Restaurants            4.11
   5.  Windmere-Durable Holdings Inc. ...................  Electrical Equipment             3.86
   6.  DIMON Inc. .......................................  Tobacco                          3.66
   7.  Universal Stainless & Alloy Products, Inc. .......  Steel                            3.53
   8.  Cubic Corp. Designs...............................  Electronics                      3.36
   9.  Cadmus Communications Corp. ......................  Publishing & Broadcasting        3.16
  10.  Bay View Capital Corp. ...........................  Banks                            3.13

                             THE BEAR STEARNS FUNDS

                          Total Return Bond Portfolio
                                 MARCH 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             TREASURY / GOVERNMENT SECURITIES     CORPORATES
Total Return Bond Portfolio                                                              13.09%         54.41%
Salomon Brothers Broad Investment Grade Bond Index                                       50.77%         19.65%

                                                              MORTGAGE-BACKED SECURITIES     PREFERRED STOCK
Total Return Bond Portfolio                                                         24.62%              5.42%
Salomon Brothers Broad Investment Grade Bond Index                                  29.58%              0.00%

                                                             CASH & CASH EQUIVALENTS
Total Return Bond Portfolio                                                      2.46%
Salomon Brothers Broad Investment Grade Bond Index                               0.00%

--------------------------------------------------------------------------------

                     FIXED INCOME PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                               TOTAL RETURN            SALOMON BROTHERS BROAD
                                                                              BOND PORTFOLIO         INVESTMENT GRADE BOND INDEX
                                                                            -------------------  -----------------------------------

                                                                                  9.26 years                  8.63 years
Average Maturity..........................................................

                                                                                  4.88 years                  4.76 years
Average Duration..........................................................

                                                                                       7.41%                       7.19%
Average Coupon............................................................

                                                                                       7.56%                       7.19%
Yield to Maturity.........................................................
----------------------------------------------------------------------------------------------------------

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

  ----------------------------------------------------------
                                                      MARKET
SHARES                                                 VALUE
---------------------------------------------------------------
             COMMON STOCKS--99.67%
             AUTOMOBILES - 5.63%
    13,600   Ford Motor Co. ......................  $   426,700
     6,600   General Motors Corp. ................      365,475
                                                    -----------
                                                        792,175
                                                    -----------

             AUTOMOTIVE EQUIPMENT - 6.38%
    17,200   Goodyear Tire & Rubber Co. (The) ....      898,700
                                                    -----------
             BANKS - 4.41%
    16,900   Bank of New York Co., Inc. ..........      621,075
                                                    -----------

             BUILDING & CONSTRUCTION - 7.52%
     8,900   Armstrong World Industries, Inc. ....      576,275
    12,000   Owens Corning........................      483,000
                                                    -----------
                                                      1,059,275
                                                    -----------

             COMPUTERS & OFFICE EQUIPMENT - 12.37%
    11,500   Pitney Bowes, Inc. ..................      675,625
    13,900   Quantum Corp.*.......................      536,888
     9,300   Xerox Corp. .........................      528,937
                                                    -----------
                                                      1,741,450
                                                    -----------

             CREDIT & FINANCE - 10.14%
    16,200   FannieMae............................      585,225
     7,100   Great Western Financial Corp. .......      286,663
    11,600   Travelers Group, Inc. ...............      555,350
                                                    -----------
                                                      1,427,238
                                                    -----------

             DIVERSIFIED OPERATIONS - 8.46%
     6,500   General Electric Co. ................      645,125
    10,200   Varian Associates, Inc. .............      545,700
                                                    -----------
                                                      1,190,825
                                                    -----------

             DRUGS & HOSPITAL SUPPLIES - 11.50%
    12,100   Baxter International Inc. ...........      521,812
     8,800   Bristol-Myers Squibb Co. ............      519,200
     9,300   Medtronic, Inc. .....................      578,925
                                                    -----------
                                                      1,619,937
                                                    -----------

---------------------------------------------------------------
                                                      MARKET
SHARES                                                 VALUE
---------------------------------------------------------------

             ELECTRONICS - 4.44%
     4,500   Intel Corp. .........................  $   626,063
                                                    -----------

             INSTRUMENTS--SCIENTIFIC - 1.37%
     3,000   Perkin-Elmer Corp. ..................      193,125
                                                    -----------

             LIFE/HEALTH INSURANCE - 9.48%
     3,900   Aon Corporation......................      238,875
    22,000   Equitable Cos., Inc. ................      599,500
    23,100   USF&G Corp. .........................      496,650
                                                    -----------
                                                      1,335,025
                                                    -----------

             PROTECTION--SAFETY - 5.33%
    30,000   ADT Ltd.*............................      750,000
                                                    -----------

             RESTAURANTS - 3.22%
    22,000   Wendy's International, Inc. .........      453,750
                                                    -----------

             SOAP & CLEANING PRODUCTS - 2.38%
    20,800   Dial Corp. ..........................      335,400
                                                    -----------

             TOBACCO - 3.36%
     4,150   Philip Morris Cos. Inc. .............      473,619
                                                    -----------

             TRANSPORT--RAILROADS - 3.68%
     4,590   Conrail, Inc. .......................      517,522
                                                    -----------
             Total Common Stocks
             (cost - $12,409,053).................   14,035,179
                                                    -----------

             SHORT-TERM INVESTMENT- 0.49%
             INVESTMENT COMPANY - 0.49%
    69,397   The Milestone Funds Treasury
             Obligations
             Portfolio, Institutional Shares**
             (cost - $69,397).....................       69,397
                                                    -----------
             Total Investments
             (cost - $12,478,450) - 100.16%.......   14,104,576
             Liabilities in excess of other assets
             -(0.16)%.............................      (22,744)
                                                    -----------
             Net Assets - 100.00%.................  $14,081,832
                                                    -----------
                                                    -----------

---------
 * Non-income producing security.
** Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------
           COMMON STOCKS--97.79%

           AUTOMOTIVE EQUIPMENT - 1.09%
   70,000  Audiovox Corp.*.....................  $   446,250
                                                 -----------
           BANKS - 5.82%
   25,100  Bay View Capital Corp. .............    1,280,100
   19,950  California Financial Holding Co. ...      578,550
   30,500  Hamilton Bancorp, Inc. .............      526,125
                                                 -----------
                                                   2,384,775
                                                 -----------

           BUILDING & HOUSING - 9.63%
  132,625  Fedders Corp., Class A..............      712,859
   73,500  Giant Cement Holding, Inc.*.........    1,139,250
   76,000  Triangle Pacific Corp.*.............    2,090,000
                                                 -----------
                                                   3,942,109
                                                 -----------

           CHEMICALS & FERTILIZERS - 0.61%
   13,700  Lilly Industries, Inc. .............      248,313
                                                 -----------

           COAL - 4.18%
   72,000  Zeigler Coal Holding Co. ...........    1,710,000
                                                 -----------

           COMMERCIAL PRINTING - 2.32%
   35,000  Bowne & Co., Inc. ..................      949,375
                                                 -----------

           COMMERCIAL SERVICES - 0.98%
   16,500  Steiner Leisure Ltd.*...............      400,125
                                                 -----------

           COMMUNICATIONS - 1.63%
   25,500  Data Transmission Network Corp.*....      669,375
                                                 -----------

           COMMUNICATIONS SOFTWARE - 1.21%
   25,600  Dialogic Corp.*.....................      496,000
                                                 -----------
           COMPUTERS & OFFICE EQUIPMENT - 2.54%
   80,000  S3 Inc.*............................    1,040,000
                                                 -----------

           COSMETICS & SOAPS - 2.83%
   80,550  Guest Supply, Inc.*.................    1,157,906
                                                 -----------
           DIVERSIFIED OPERATIONS - 2.26%
   77,000  Griffon Corp.*......................      924,000
                                                 -----------

------------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------

           DRUGS & HOSPITAL SUPPLIES - 2.57%
   53,000  Global Pharmaceutical Corp.*........  $   453,813
   56,500  HumaScan Inc.*......................      596,781
                                                 -----------
                                                   1,050,594
                                                 -----------

           ELECTRICAL EQUIPMENT - 4.22%
   34,000  Aerovox, Inc.*......................      144,500
  112,000  Windmere-Durable Holdings Inc. .....    1,582,000
                                                 -----------
                                                   1,726,500
                                                 -----------

           ELECTRONICS - 3.36%
   57,300  Cubic Corp. Designs.................    1,375,200
                                                 -----------

           ENTERTAINMENT & LEISURE - 0.27%
   15,000  Colonial Downs Holdings, Inc., Class
           A*..................................      110,625
                                                 -----------

           FINANCIAL SERVICES - 2.59%
   35,900  Banks United Corp., Class A.........    1,059,050
                                                 -----------

           GROCERY PRODUCTS - 3.00%
   53,200  Foodbrands America, Inc.*...........    1,230,250
                                                 -----------

           HOME FURNISHINGS - 2.93%
   80,000  Furniture Brands Intl., Inc.*.......    1,200,000
                                                 -----------

           LIFE/HEALTH INSURANCE - 2.63%
   23,900  Security-Connecticut Corp. .........    1,078,488
                                                 -----------

           MEDICAL--DRUGS - 2.41%
   47,000  Cephalon, Inc.*.....................      987,000
                                                 -----------

           MISCELLANEOUS INDUSTRIALS - 2.09%
   77,000  Alyn Corp.*.........................      721,875
    2,000  SPS Technologies, Inc.*.............      135,000
                                                 -----------
                                                     856,875
                                                 -----------

           NON-FERROUS METALS - 5.25%
   49,900  Chase Brass Industries, Inc.*.......    1,010,475
   29,100  Mueller Industries, Inc.*...........    1,138,537
                                                 -----------
                                                   2,149,012
                                                 -----------

The accompanying notes are an integral part of the financial statements.

THE          BEAR          STEARNS FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

------------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------
           COMMON STOCKS (CONTINUED)
           OIL & GAS - 1.87%
   25,000  Equitable Resources, Inc. ..........  $   765,625
                                                 -----------
           PAPER & PAPER RELATED PRODUCTS - 2.02%
   27,300  Schweitzer-Mauduit International,
           Inc. ...............................      825,825
                                                 -----------
           PUBLISHING & BROADCASTING - 3.16%
   91,500  Cadmus Communications Corp. ........    1,292,437
                                                 -----------
           RETAIL--RESTAURANTS - 5.71%
   50,000  Apple South, Inc. ..................      656,250
  166,000  Foodmaker, Inc.*....................    1,680,750
                                                 -----------
                                                   2,337,000
                                                 -----------

           RUBBER & PLASTICS - 3.74%
   80,000  Applied Extrusion Technologies,
           Inc.*...............................      870,000
   83,900  Lamson & Sessions Co.*..............      660,713
                                                 -----------
                                                   1,530,713
                                                 -----------
           STEEL - 3.53%
  146,500  Universal Stainless & Alloy
           Products, Inc.*.....................    1,446,687
                                                 -----------

           TELECOMMUNICATIONS - 2.06%
   54,500  Davel Communications Group, Inc.*...      844,750
                                                 -----------

------------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------

           TEXTILES & SHOES - 4.48%
   90,000  AnnTaylor Stores Corp.*.............  $ 1,833,750
                                                 -----------

           TOBACCO - 3.66%
   65,100  DIMON Inc. .........................    1,497,300
                                                 -----------

           TRANSPORT--MARINE - 1.14%
   27,000  Avondale Industries, Inc.*..........      465,750
                                                 -----------
           Total Common Stocks
           (cost - $33,947,540)................   40,031,659
                                                 -----------

           SHORT-TERM INVESTMENT-1.83%
           INVESTMENT COMPANY - 1.83%
  750,765  The Milestone Funds Treasury
           Obligations Portfolio, Institutional
           Shares**
           (cost - $750,765)...................      750,765
                                                 -----------
           Total Investments
           (cost - $34,698,305) - 99.62%.......   40,782,424
           Other assets in excess of
           liabilities - 0.38%.................      155,100
                                                 -----------
           Net Assets - 100.00%................  $40,937,524
                                                 -----------
                                                 -----------

---------
 * Non-income producing security.
** Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT      MARKET
DESCRIPTION                                                                                        (000'S)      VALUE
------------------------------------------------------------------------------------------------------------------------
LONG-TERM DEBT INVESTMENTS--92.12%
CORPORATE OBLIGATIONS - 54.41%
ASSET-BACKED - 9.34%
AFC Mortgage Loan Asset-Backed Certificates, Series 1994-1, Class 1A, Superior Bank FSB
 Depositor, 6.40%,
 03/25/24.......................................................................................  $     482  $   465,431
Ford Credit 1995-B Grantor Trust, Asset-Backed Certificates, Class A, 5.90%, 10/15/00...........        470      467,313
Morgan Stanley Capital I Inc., Series 1997-C1, Class A-1B, Commercial Mortgage Pass-Through
 Certificates, 7.46%, 05/15/06..................................................................        540      543,713
Standard Credit Card Trust 1990-6, Credit Card Participation Certificates, Class A, 9.375%,
 07/10/97.......................................................................................        190      191,818
                                                                                                             -----------
                                                                                                               1,668,275
                                                                                                             -----------

FINANCE - 18.08%
Aon Capital Trust A, Capital Securities, Aon Corporation Guaranteed, 8.205%, 01/01/27*..........        500      489,826
Associates Corp. N.A., Senior Notes, 7.50%, 05/15/99............................................        150      152,625
CIT Group Holdings, Inc. (The), Senior Notes, MTN, 6.75%, 05/14/01..............................        250      246,875
Compass Trust I, Capital Securities, Series A, Compass Bancshares, Inc., 8.23%, 01/15/27........        500      484,375
General Motors Acceptance Corp., MTN, 6.125%, 09/08/97..........................................        675      675,479
Lehman Brothers Holdings Inc., Series E, MTN, 6.65%, 01/28/00...................................        500      495,000
Markel Capital Trust I, Markel Corporation Guaranteed, 8.71%, 01/01/46*.........................        200      196,410
Salomon Inc, Senior Notes, 7.20%, 02/01/04......................................................        500      491,250
                                                                                                             -----------
                                                                                                               3,231,840
                                                                                                             -----------

GOVERNMENT--AGENCY - 4.14%
Hydro-Quebec, Yankee Debentures, 8.05%, 07/07/24................................................        700      740,250
                                                                                                             -----------

INDUSTRIAL - 15.95%
Coca-Cola Enterprises Inc., Debentures, 6.70%, 10/15/36.........................................        725      714,125
Continental Cablevision, Senior Notes, 8.30%, 05/15/06..........................................        500      520,000
Cooper Tire & Rubber Company, Notes, 7.625%, 03/15/27...........................................        200      195,000
Six Flags Entertainment Inc., Senior Notes, Time Warner Entertainment Inc. Guaranteed, Zero
 Coupon, 12/15/99...............................................................................        250      206,250
TCI Communications, Inc., Series B, Senior Notes, MTN, 7.55%, 09/02/03..........................        750      727,500
Total Access Communication Public Company Limited, Senior Unsecured Yankee Bonds, 8.375%,
 11/04/06*......................................................................................        500      487,500
                                                                                                             -----------
                                                                                                               2,850,375
                                                                                                             -----------

TELEPHONE - 4.15%
US West Capital Funding, Inc., US West, Inc. Guaranteed, 6.85%, 01/15/02........................        750      740,625
                                                                                                             -----------

UTILITY--GAS - 2.75%
Ras Laffan Liquified Natural Gas Company Limited, Secured Bonds, 7.628%, 09/15/06*..............        500      491,250
                                                                                                             -----------
Total Corporate Obligations (cost - $9,878,834).................................................               9,722,615
                                                                                                             -----------

The accompanying notes are an integral part of the financial statements.

THE          BEAR          STEARNS FUNDS

                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT      MARKET
DESCRIPTION                                                                                        (000'S)      VALUE
------------------------------------------------------------------------------------------------------------------------
LONG-TERM DEBT INVESTMENTS (CONTINUED)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.62%
Federal Home Loan Mortgage Corporation
  6.00%, 10/01/00...............................................................................  $     238  $   231,883
Federal National Mortgage Association
  6.50%, 04/01/26...............................................................................         19       17,712
  7.00%, 10/01/25...............................................................................        504      482,071
  7.00%, 01/01/26...............................................................................        241      230,073
  7.00%, 11/01/26...............................................................................        895      856,371
  8.00%, 02/01/12...............................................................................        571      581,563
Government National Mortgage Association
  7.00%, 08/15/10...............................................................................        227      223,906
  7.00%, 08/15/25...............................................................................        269      257,061
  7.00%, 02/15/26...............................................................................        140      133,865
  7.00%, 03/15/26...............................................................................      1,452    1,386,137
                                                                                                             -----------
Total U.S. Government Agency Obligations (cost - $4,477,779)....................................               4,400,642
                                                                                                             -----------

U.S. GOVERNMENT OBLIGATIONS - 13.09%
U.S. Treasury Notes
  5.75%, 10/31/00...............................................................................        500      485,670
  5.875%, 08/15/98..............................................................................        350      348,131
  6.125%, 07/31/00..............................................................................        500      492,500
  6.625%, 07/31/01..............................................................................        500      497,990
  7.75%, 11/30/99...............................................................................        500      514,255
                                                                                                             -----------
Total U.S. Government Obligations (cost - $2,373,800)...........................................               2,338,546
                                                                                                             -----------
Total Long-Term Debt Investments (cost - $16,730,413)...........................................              16,461,803
                                                                                                             -----------


                                                                                                   SHARES
                                                                                                  ---------
LONG-TERM EQUITY INVESTMENTS--5.42%

PREFERRED STOCKS - 5.42%
1585 Broadway Corporation, Step-Down Preferred Stock, 13.83%, 12/30/06*.........................        500      485,182
Marquette Real Estate Funding Corporation, Step-Down Preferred Stock, 13.701%, 12/30/06*........        500      483,288
                                                                                                             -----------
Total Long-Term Equity Investments (cost - $1,000,815)..........................................                 968,470
                                                                                                             -----------

The accompanying notes are an integral part of the financial statements.

THE          BEAR          STEARNS FUNDS

                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
DESCRIPTION                                                                                        SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.00%

INVESTMENT COMPANIES - 0.00%
Federated Investors, Trust for Short-Term U.S. Government Securities**..........................        119  $       119
The Milestone Funds Treasury Obligations Portfolio, Institutional Shares **.....................        454          454
                                                                                                             -----------
Total Short-Term Investments (cost - $573)......................................................                     573
                                                                                                             -----------

Total Investments (cost - $17,731,801) - 97.54%.................................................              17,430,846
Other assets in excess of liabilities - 2.46%...................................................                 439,868
                                                                                                             -----------
Net Assets - 100.00%............................................................................             $17,870,714
                                                                                                             -----------
                                                                                                             -----------

---------
MTN -- Medium-Term Notes.
 * SEC Rule 144A Security. Such securities are traded only among "qualified institutional buyers".
** Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

                                                      LARGE CAP        SMALL CAP
                                                        VALUE            VALUE         TOTAL RETURN
                                                      PORTFOLIO        PORTFOLIO      BOND PORTFOLIO
                                                    --------------   --------------   --------------
ASSETS
  Investments, at value (cost - $12,478,450,
   $34,698,305 and $17,731,801, respectively).....  $  14,104,576    $  40,782,424    $  17,430,846
  Receivable for Portfolio shares sold............        101,416           20,747           73,214
  Receivable for investments sold.................             --          649,773          202,886
  Receivable from investment adviser..............         11,997               --           33,844
  Dividends and interest receivable...............         20,125           12,780          239,294
  Deferred organization expenses and other
   assets.........................................         91,426          111,636           79,307
                                                    --------------   --------------   --------------
        Total assets..............................     14,329,540       41,577,360       18,059,391
                                                    --------------   --------------   --------------
LIABILITIES
  Loan payable....................................             --               --           58,000
  Payable for Portfolio shares repurchased........        165,587           66,250              107
  Payable for investments purchased...............             --          457,039               --
  Dividends payable...............................             --               --           33,741
  Administration fee payable......................          1,927            5,477            2,384
  Distribution fee payable (class A and C
   shares)........................................         16,126           46,559            6,138
  Custodian fee payable...........................          1,993            1,240            7,110
  Accrued expenses................................         62,075           63,271           81,197
                                                    --------------   --------------   --------------
        Total liabilities.........................        247,708          639,836          188,677
                                                    --------------   --------------   --------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......            821            2,346            1,486
  Paid-in capital.................................      9,793,505       35,248,497       18,233,426
  Undistributed net investment income.............          8,376               --               --
  Accumulated net realized gain/(loss) from
   investments....................................      2,653,004         (397,438)         (63,243)
  Net unrealized appreciation/(depreciation) on
   investments....................................      1,626,126        6,084,119         (300,955)
                                                    --------------   --------------   --------------
        Net assets................................  $  14,081,832    $  40,937,524    $  17,870,714
                                                    --------------   --------------   --------------
                                                    --------------   --------------   --------------
CLASS A
  Net assets......................................  $   4,986,830    $  13,142,573    $   3,366,497
                                                    --------------   --------------   --------------
  Shares of beneficial interest outstanding.......        290,426          751,791          279,908
                                                    --------------   --------------   --------------
  Net asset value per share.......................         $17.17           $17.48           $12.03
                                                    --------------   --------------   --------------
                                                    --------------   --------------   --------------
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%*, 4.75%* and
   3.75%*, respectively, of the offering price)...         $18.03           $18.35           $12.50
                                                    --------------   --------------   --------------
                                                    --------------   --------------   --------------
CLASS C
                                                    $   2,986,488    $  11,070,666    $   1,017,746
  Net assets......................................
                                                    --------------   --------------   --------------
  Shares of beneficial interest outstanding.......        174,588          637,042           84,626
                                                    --------------   --------------   --------------
  Net asset value and offering price per
   share**........................................         $17.11           $17.38           $12.03
                                                    --------------   --------------   --------------
                                                    --------------   --------------   --------------
CLASS Y
  Net assets......................................  $   6,108,514    $  16,724,285    $  13,486,471
                                                    --------------   --------------   --------------
                                                          355,556          957,355        1,121,464
  Shares of beneficial interest outstanding.......
                                                    --------------   --------------   --------------
  Net asset value, offering and redemption price
   per share......................................         $17.18           $17.47           $12.03
                                                    --------------   --------------   --------------
                                                    --------------   --------------   --------------

---------
 * On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1997

                                                                            LARGE CAP           SMALL CAP          TOTAL RETURN
                                                                         VALUE PORTFOLIO     VALUE PORTFOLIO      BOND PORTFOLIO
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME
  Dividends...........................................................      $ 388,841           $ 240,179           $  12,133
  Interest............................................................         10,957              21,681           1,482,997
                                                                         ----------------    ----------------    ----------------
                                                                              399,798             261,860           1,495,130
                                                                         ----------------    ----------------    ----------------
EXPENSES
  Advisory fees.......................................................        151,578             285,539              98,957
  Transfer agent fees and expenses....................................        104,027             131,112             101,476
  Accounting fees.....................................................         99,570             119,822              99,469
  Distribution fees - class A.........................................         27,440              57,907              15,344
  Distribution fees - class C.........................................         37,332             111,111              12,483
  Legal and auditing fees.............................................         39,505              52,884              43,203
  Administration fees.................................................         30,232              57,108              32,986
  Reports and notices to shareholders.................................         10,459              17,558              19,432
  Federal and state registration fees.................................         27,811              36,387              27,797
  Amortization of organization expenses...............................         19,860              21,604              15,304
  Insurance expenses..................................................         15,137              14,971              15,078
  Custodian fees and expenses.........................................          8,900              10,222              15,002
  Trustees' fees and expenses.........................................          7,001               8,001              10,901
  Other...............................................................          2,345               5,851                  --
                                                                         ----------------    ----------------    ----------------
        Total expenses before waivers and reimbursements..............        581,197             930,077             507,432
        Less: waivers and reimbursements..............................       (312,774)           (372,205)           (379,218)
                                                                         ----------------    ----------------    ----------------
        Total expenses after waivers and reimbursements...............        268,423             557,872             128,214
                                                                         ----------------    ----------------    ----------------
  Net investment income/(loss)........................................        131,375            (296,012)          1,366,916
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from investments...........................      2,770,141             210,104             (61,189)
  Net change in unrealized appreciation/(depreciation) on
   investments........................................................        486,773           3,397,726            (148,563)
                                                                         ----------------    ----------------    ----------------
  Net realized and unrealized gain/(loss) on investments..............      3,256,914           3,607,830            (209,752)
                                                                         ----------------    ----------------    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................      $3,388,289          $3,311,818          $1,157,164
                                                                         ----------------    ----------------    ----------------
                                                                         ----------------    ----------------    ----------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            LARGE CAP                     SMALL CAP
                                                                         VALUE PORTFOLIO               VALUE PORTFOLIO
                                                               ------------------------------------    ----------------
                                                                   FOR THE          FOR THE PERIOD         FOR THE
                                                                 FISCAL YEAR        APRIL 3, 1995*       FISCAL YEAR
                                                                    ENDED              THROUGH              ENDED
                                                                MARCH 31, 1997      MARCH 31, 1996      MARCH 31, 1997
                                                               ----------------    ----------------    ----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income/(loss)..............................     $   131,375         $    20,211         $  (296,012)
  Net realized gain/(loss) from investments.................       2,770,141              95,147             210,104
  Net change in unrealized appreciation/ (depreciation) on
   investments..............................................         486,773           1,139,353           3,397,726
                                                               ----------------    ----------------    ----------------
  Net increase in net assets resulting from operations......       3,388,289           1,254,711           3,311,818
                                                               ----------------    ----------------    ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares..........................................         (36,680)             (4,557)                 --
    Class C shares..........................................          (5,113)                 --                  --
    Class Y shares..........................................         (86,346)            (10,514)                 --
                                                               ----------------    ----------------    ----------------
                                                                    (128,139)            (15,071)                 --
                                                               ----------------    ----------------    ----------------
  Net realized capital gains
    Class A shares..........................................         (66,024)             (1,184)           (191,411)
    Class C shares..........................................         (46,015)             (1,037)           (113,992)
    Class Y shares..........................................         (97,133)               (891)           (274,790)
                                                               ----------------    ----------------    ----------------
                                                                    (209,172)             (3,112)           (580,193)
                                                               ----------------    ----------------    ----------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares......................      21,189,714          10,493,529          31,319,342
  Cost of shares repurchased................................     (20,911,123)         (1,214,980)        (15,839,169)
  Shares issued in reinvestment of dividends................         203,090               9,088             509,481
                                                               ----------------    ----------------    ----------------
  Net increase/(decrease) in net assets derived from shares
   of beneficial interest transactions......................         481,681           9,287,637          15,989,654
                                                               ----------------    ----------------    ----------------
  Total increase/(decrease) in net assets...................       3,532,659          10,524,165          18,721,279
NET ASSETS
  Beginning of period.......................................      10,549,173              25,008          22,216,245
                                                               ----------------    ----------------    ----------------
  End of period**...........................................     $14,081,832         $10,549,173         $40,937,524
                                                               ----------------    ----------------    ----------------
                                                               ----------------    ----------------    ----------------

                                                                                              TOTAL RETURN
                                                                                             BOND PORTFOLIO
                                                                                  ------------------------------------

                                                               FOR THE PERIOD         FOR THE          FOR THE PERIOD

                                                               APRIL 3, 1995*       FISCAL YEAR        APRIL 3, 1995*

                                                                  THROUGH              ENDED              THROUGH

                                                               MARCH 31, 1996      MARCH 31, 1997      MARCH 31, 1996

                                                              ----------------    ----------------    ----------------

INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income/(loss)..............................    $   (69,561)        $ 1,366,916         $   670,434

  Net realized gain/(loss) from investments.................        544,848             (61,189)            105,601

  Net change in unrealized appreciation/ (depreciation) on
   investments..............................................      2,686,393            (148,563)           (152,392)

                                                              ----------------    ----------------    ----------------

  Net increase in net assets resulting from operations......      3,161,680           1,157,164             623,643

                                                              ----------------    ----------------    ----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares..........................................             --            (262,042)           (232,740)

    Class C shares..........................................             --             (92,135)            (84,059)

    Class Y shares..........................................             --          (1,012,739)           (353,635)

                                                              ----------------    ----------------    ----------------

                                                                         --          (1,366,916)           (670,434)

                                                              ----------------    ----------------    ----------------

  Net realized capital gains
    Class A shares..........................................        (64,256)            (10,555)            (13,644)

    Class C shares..........................................        (72,361)             (4,155)             (5,746)

    Class Y shares..........................................       (134,885)            (38,149)            (35,406)

                                                              ----------------    ----------------    ----------------

                                                                   (271,502)            (52,859)            (54,796)

                                                              ----------------    ----------------    ----------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares......................     23,204,316          11,283,204          19,389,794

  Cost of shares repurchased................................     (4,151,186)        (12,702,583)         (1,253,726)

  Shares issued in reinvestment of dividends................        247,929           1,111,988             381,251

                                                              ----------------    ----------------    ----------------

  Net increase/(decrease) in net assets derived from shares
   of beneficial interest transactions......................     19,301,059            (307,391)         18,517,319

                                                              ----------------    ----------------    ----------------

  Total increase/(decrease) in net assets...................     22,191,237            (570,002)         18,415,732

NET ASSETS
  Beginning of period.......................................         25,008          18,440,716              24,984

                                                              ----------------    ----------------    ----------------

  End of period**...........................................    $22,216,245         $17,870,714         $18,440,716

                                                              ----------------    ----------------    ----------------

                                                              ----------------    ----------------    ----------------


----------

 * Commencement of operations.

** Includes undistributed net investment income of $8,376 for the fiscal year ended March 31, 1997 and $5,140 for the period April 3, 1995* through March 31, 1996, for Large Cap Value Portfolio.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                              FINANCIAL HIGHLIGHTS
                           Large Cap Value Portfolio
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD
                                            FOR THE FISCAL YEAR ENDED         APRIL 3, 1995* THROUGH
                                                 MARCH 31, 1997                   MARCH 31, 1996
                                           ---------------------------   ---------------------------------
                                           CLASS A   CLASS C   CLASS Y   CLASS A      CLASS C      CLASS Y
                                           -------   -------   -------   -------      -------      -------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
   period...............................   $ 15.13   $ 15.08   $ 15.12   $ 12.00      $ 12.00      $ 13.98
                                           -------   -------   -------   -------      -------      -------
  Net investment income/(loss)(1).......      0.04     (0.02)     0.23      0.06        (0.01)        0.07
  Net realized and unrealized gain on
   investments(2).......................      2.28      2.25      2.17      3.10         3.10         1.16
                                           -------   -------   -------   -------      -------      -------
  Net increase in net assets resulting
   from operations......................      2.32      2.23      2.40      3.16         3.09         1.23
                                           -------   -------   -------   -------      -------      -------
  Dividends and distributions to
   shareholders from
  Net investment income.................     (0.10)    (0.02)    (0.16)    (0.02)          --        (0.08)
  Net realized capital gains............     (0.18)    (0.18)    (0.18)    (0.01)       (0.01)       (0.01)
                                           -------   -------   -------   -------      -------      -------
                                             (0.28)    (0.20)    (0.34)    (0.03)       (0.01)       (0.09)
                                           -------   -------   -------   -------      -------      -------
  Net asset value, end of period........   $ 17.17   $ 17.11   $ 17.18   $ 15.13      $ 15.08      $ 15.12
                                           -------   -------   -------   -------      -------      -------
                                           -------   -------   -------   -------      -------      -------
  Total investment return(3)............     15.44%    14.87%    16.04%    26.35%       25.71%        8.75%(4)
                                           -------   -------   -------   -------      -------      -------
                                           -------   -------   -------   -------      -------      -------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
   omitted).............................   $ 4,987   $ 2,986   $ 6,109   $ 3,616      $ 3,520      $ 3,413
  Ratio of expenses to average net
   assets(1)............................      1.50%     2.00%     1.00%     1.50%(5)     2.00%(5)     1.00%(5)
  Ratio of net investment income/(loss)
   to average net assets(1).............      0.43%    (0.08)%    1.00%     0.46%(5)    (0.06)%(5)    0.76%(4)(5)
  Decrease reflected in above expense
   ratios and net investment
   income/(loss) due to waivers and
   reimbursements.......................      1.58%     1.61%     1.50%     4.34%(5)     4.39%(5)     4.41%(4)(5)
  Portfolio turnover rate...............    136.67%   136.67%   136.67%    45.28%(6)    45.28%(6)    45.28%(6)
  Average commission rate per
   share(7).............................   $0.0593   $0.0593   $0.0593   $0.0596      $0.0596      $0.0596

--------
 * Commencement of operations. Commenced investment operations on April 4, 1995. Class Y shares commenced its initial public offering on September 11, 1995.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5) Annualized.
(6) Not annualized.
(7) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                              FINANCIAL HIGHLIGHTS
                           Small Cap Value Portfolio
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD
                                            FOR THE FISCAL YEAR ENDED         APRIL 3, 1995* THROUGH
                                                 MARCH 31, 1997                   MARCH 31, 1996
                                           ---------------------------   ---------------------------------
                                           CLASS A   CLASS C   CLASS Y   CLASS A      CLASS C      CLASS Y
                                           -------   -------   -------   -------      -------      -------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
   period...............................   $ 15.87   $ 15.79   $ 15.85   $ 12.00      $ 12.00      $ 13.09
                                           -------   -------   -------   -------      -------      -------
  Net investment loss(1)................     (0.10)    (0.18)    (0.05)    (0.07)       (0.10)          --
  Net realized and unrealized gain on
   investments(2).......................      1.95      1.93      1.97      4.17         4.11         3.05
                                           -------   -------   -------   -------      -------      -------
  Net increase in net assets resulting
   from operations......................      1.85      1.75      1.92      4.10         4.01         3.05
                                           -------   -------   -------   -------      -------      -------
  Distributions to shareholders from
  Net realized capital gains............     (0.24)    (0.16)    (0.30)    (0.23)       (0.22)       (0.29)
                                           -------   -------   -------   -------      -------      -------
  Net asset value, end of period........   $ 17.48   $ 17.38   $ 17.47   $ 15.87      $ 15.79      $ 15.85
                                           -------   -------   -------   -------      -------      -------
                                           -------   -------   -------   -------      -------      -------
  Total investment return(3)............     11.71%    11.12%    12.19%    34.36%       33.59%       23.52%(4)
                                           -------   -------   -------   -------      -------      -------
                                           -------   -------   -------   -------      -------      -------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
   omitted).............................   $13,143   $11,071   $16,724   $ 6,474      $ 6,753      $ 8,989
  Ratio of expenses to average net
   assets(1)............................      1.50%     2.00%     1.00%     1.50%(5)     2.00%(5)     1.00%(5)
  Ratio of net investment loss to
   average net assets(1)................     (0.81)%   (1.31)%   (0.31)%   (0.66)%(5)   (1.09)%(5)      --
  Decrease reflected in above expense
   ratios and net investment loss due to
   waivers and reimbursements...........      1.00%     0.99%     1.00%     2.32%(5)     2.39%(5)     2.45%(4)(5)
  Portfolio turnover rate...............     56.88%    56.88%    56.88%    40.79%(6)    40.79%(6)    40.79%(6)
  Average commission rate per
   share(7).............................   $0.0550   $0.0550   $0.0550   $0.0572      $0.0572      $0.0572

--------
 * Commencement of investment operations. Class Y shares commenced its initial public offering on June 22, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5) Annualized.
(6) Not annualized.
(7) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                              FINANCIAL HIGHLIGHTS
                          Total Return Bond Portfolio
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD
                                            FOR THE FISCAL YEAR ENDED         APRIL 3, 1995* THROUGH
                                                 MARCH 31, 1997                   MARCH 31, 1996
                                           ---------------------------   ---------------------------------
                                           CLASS A   CLASS C   CLASS Y   CLASS A      CLASS C      CLASS Y
                                           -------   -------   -------   -------      -------      -------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
   period...............................   $ 12.26   $ 12.26   $ 12.26   $ 12.00      $ 12.00      $ 12.35
                                           -------   -------   -------   -------      -------      -------
  Net investment income(1)..............      0.73      0.68      0.77      0.71         0.67         0.41
  Net realized and unrealized
   gain/(loss) on investments(2)........     (0.20)    (0.20)    (0.20)     0.30         0.30        (0.05)
                                           -------   -------   -------   -------      -------      -------
  Net increase in net assets resulting
   from operations......................      0.53      0.48      0.57      1.01         0.97         0.36
                                           -------   -------   -------   -------      -------      -------
  Dividends and distributions to
   shareholders from
  Net investment income.................     (0.73)    (0.68)    (0.77)    (0.71)       (0.67)       (0.41)
  Net realized capital gains............     (0.03)    (0.03)    (0.03)    (0.04)       (0.04)       (0.04)
                                           -------   -------   -------   -------      -------      -------
                                             (0.76)    (0.71)    (0.80)    (0.75)       (0.71)       (0.45)
                                           -------   -------   -------   -------      -------      -------
  Net asset value, end of period........   $ 12.03   $ 12.03   $ 12.03   $ 12.26      $ 12.26      $ 12.26
                                           -------   -------   -------   -------      -------      -------
                                           -------   -------   -------   -------      -------      -------
  Total investment return(3)............      4.40%     3.99%     4.77%     8.54%        8.13%        2.92%(4)
                                           -------   -------   -------   -------      -------      -------
                                           -------   -------   -------   -------      -------      -------
RATIOS/SUPPLEMENTAL DATA(7)
  Net assets, end of period (000's
   omitted).............................   $ 3,367   $ 1,018   $13,486   $ 4,467      $ 1,775      $12,199
  Ratio of expenses to average net
   assets(1)............................      0.80%     1.20%     0.45%     0.85%(5)     1.25%(5)     0.45%(5)
  Ratio of net investment income to
   average net assets(1)................      5.99%     5.57%     6.34%     5.76%(5)     5.38%(5)     5.93%(4)(5)
  Decrease reflected in above expense
   ratios and
   net investment income due to waivers
   and reimbursements...................      1.73%     1.74%     1.73%     2.87%(5)     2.95%(5)     2.89%(4)(5)
  Portfolio turnover rate...............    262.95%   262.95%   262.95%   107.35%(6)   107.35%(6)   107.35%(6)

--------
 * Commencement of operations. Commenced investment operations on April 5, 1995. Class Y shares commenced its initial public offering on September 8, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5) Annualized.
(6) Not annualized.
(7) Average commission rate per share disclosure is required for fiscal years beginning on or after September 1, 1995. The Portfolio incurred no such charges.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five separate portfolios in operation: three diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap") and Total Return Bond Portfolio ("Bond Portfolio") (collectively, the "Portfolios") and two non-diversified portfolios, The Insiders Select Fund and S&P STARS Portfolio. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, each Portfolio offers three classes of shares, which have been designated as class A, C and Y shares.

ORGANIZATIONAL MATTERS--Prior to commencing operations on April 3, 1995, the Portfolios did not have any transactions other than those relating to organizational matters and the sale of 1,042, 1,042 and 1,041 class A shares and 1,042, 1,042 and 1,041 class C shares of beneficial interest of Large Cap, Small Cap and Bond Portfolio, respectively, to Bear, Stearns & Co. Inc., ("Bear Stearns" or the "Distributor"). Costs of $99,875, $107,203 and $76,571 which were incurred by Large Cap, Small Cap and Bond Portfolio, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. The Portfolios commenced investment operations on April 4, 1995, April 3, 1995 and April 5, 1995 for Large Cap, Small Cap, and Bond Portfolio, respectively. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in any of the Portfolios prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The Equity Portfolios' (consisting of Large Cap and Small Cap) securities, including covered call options written by the Equity Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. For the Bond Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of respective investments.

The Equity Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). The Bond Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 1997, the Bond Portfolio had a capital loss carryforward of $60,955 available as a reduction, to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2005. To the extent that the loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

For U.S. federal income tax purposes, realized capital losses incurred after October 31, 1996, within the fiscal year, are deemed to arise on the first day of the following fiscal year. Small Cap incurred and elected to defer such losses of $397,438.

DIVIDENDS AND DISTRIBUTIONS--Each Equity Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. The Bond Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends on the Bond Portfolio are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. At March 31, 1997, Small Cap reclassified within the composition of net assets a net operating loss of $300,695 to accumulated net realized gains. In addition, Small Cap reclassified $64,878 in net operating loss to paid-in capital.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the fiscal year ended March 31, 1997, Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the investment adviser pursuant to an Investment Advisory Agreement with each Portfolio. The Adviser is entitled to receive from the Portfolios a monthly fee equal to an annual rate of 0.75% of each Equity Portfolio's average daily net assets and 0.45% of the Bond Portfolio's average daily net assets.

During the fiscal year ended March 31, 1997, BSFM (or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $132,000 for each Portfolio. During the fiscal year ended March 31, 1997, PFPC Inc. has voluntarily waived a portion of its fee.

During the fiscal year ended March 31, 1997, the Adviser has voluntarily undertaken to limit each Equity Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of 1.50% of the average daily net assets of its class A shares, 2.00% of the average daily net assets of its class C shares and 1.00% of the average daily net assets of its class Y shares. During the period April 3, 1995 through August 31, 1995, the Adviser had voluntarily undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) of the Bond Portfolio, to a maximum annual level of 1.00%, 1.40%, and 0.65% of such Portfolio's average daily net assets for class A, C and Y shares, respectively. Effective September 1, 1995, the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) were further reduced by the Adviser with respect to the Bond Portfolio only, to a maximum annual level of 0.80%, 1.20% and 0.45% of the Bond Portfolio's average daily net assets for class A, C and Y shares, respectively. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 1997, the Adviser waived advisory fees of $151,578, $285,539 and $98,957 for Large Cap, Small Cap and Bond Portfolio, respectively. In addition, the Adviser reimbursed $161,196, $86,666 and $280,261 for Large Cap, Small Cap and Bond Portfolio, respectively, in order to maintain the voluntary expense limitation.

For the fiscal year ended March 31, 1997, Bear Stearns, an affiliate of the Adviser and the Administrator, earned $1,267 and $9,066 in brokerage commissions from portfolio transactions executed on behalf of Large Cap and Small Cap, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to the Portfolios.

DISTRIBUTION PLAN

The Fund, on behalf of each Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the fiscal year ended March 31, 1997, the Equity Portfolios each paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares and the Bond Portfolio paid Bear Stearns a fee at an annual rate of 0.35% for class A shares and 0.75% for class C shares. Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. For the fiscal year ended March 31, 1997, Bear Stearns earned $64,772, $169,018 and $27,827 for Large Cap, Small Cap and Bond Portfolio, respectively, in distribution fees. Bear Stearns uses these fees to pay its dealers whose clients hold Portfolio shares and for other distribution-related activities.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 (commencement of operations) through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until further notice. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the fiscal year ended March 31, 1997, Bear Stearns has advised each Portfolio that it received approximately $43,100, $227,500 and $17,600 in front-end sales charges resulting from sales of class A shares of Large Cap, Small Cap and Bond Portfolio, respectively. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised Large Cap, Small Cap and Bond Portfolio that during the period, it received approximately $3,200, $2,700 and $100 from the Portfolios, respectively, in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the costs of securities owned at March 31, 1997 were $12,495,862, $34,698,305 and $17,732,035 for Large Cap, Small Cap and
Bond Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                                                   NET
                                                                              APPRECIATION/
PORTFOLIO                                  APPRECIATION     DEPRECIATION     (DEPRECIATION)
----------------------------------------  ---------------  ---------------  -----------------
Large Cap...............................   $   1,820,935    $    (212,221)    $   1,608,714
Small Cap...............................       7,605,934       (1,521,815)        6,084,119
Bond Portfolio..........................           2,798         (303,987)         (301,189)

For the fiscal year ended March 31, 1997, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                   PURCHASES         SALES
----------------------------------------  --------------  --------------
Large Cap...............................  $   26,322,213  $   25,695,746
Small Cap...............................      35,863,818      21,007,015
Bond Portfolio..........................      54,226,881      53,591,865

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75% (3.75% in the case of the Bond Portfolio). Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% within the first year. There is no sales charge or CDSC on class Y shares, which are offered primarily to institutional investors.

At March 31, 1997, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,042, 1,042 and 1,041 of class A shares and 1,042, 1,042 and 1,041 of class C shares of Large Cap, Small Cap and Bond Portfolio, respectively.

Transactions in the classes of shares of beneficial interest were as follows:

                                      LARGE CAP(1)                          SMALL CAP(2)                BOND PORTFOLIO(3)
                           -----------------------------------  ------------------------------------  ----------------------
                            CLASS A     CLASS C      CLASS Y      CLASS A     CLASS C      CLASS Y     CLASS A     CLASS C
                           ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
SALES:
Shares...................     231,427      61,362    1,085,350      589,041     464,417      771,522     124,771      24,694
Amount...................  $3,703,414  $  950,313  $16,535,987  $10,117,507  $8,013,394  $13,188,441  $1,526,794  $  301,360
REINVESTMENTS:
Shares...................       5,640       3,077        3,863       10,191       6,403       13,693      14,003       4,620
Amount...................  $   91,138  $   49,600  $    62,352  $   171,713  $  107,447  $   230,321  $  171,130  $   56,453
REPURCHASES:
Shares...................     185,652     123,270      959,370      255,449     261,409      394,936     223,376      89,493
Amount...................  $3,216,798  $2,089,876  $15,604,449  $ 4,464,886  $4,565,675  $ 6,808,608  $2,719,344  $1,098,501


                            CLASS Y
                           ----------
FOR THE FISCAL YEAR ENDED
SALES:
Shares...................     777,105
Amount...................  $9,455,050
REINVESTMENTS:
Shares...................      72,402
Amount...................  $  884,405
REPURCHASES:
Shares...................     723,355
Amount...................  $8,884,738

                                      LARGE CAP(1)                          SMALL CAP(2)                BOND PORTFOLIO(3)
                           -----------------------------------  ------------------------------------  ----------------------
                            CLASS A     CLASS C      CLASS Y      CLASS A     CLASS C      CLASS Y     CLASS A     CLASS C
                           ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------

FOR THE PERIOD APRIL 3, 1995* THROUGH MARCH 31, 1996
SALES:
Shares...................     315,696     233,174      230,011      670,342     431,865      564,644     412,635     146,761
Amount...................  $4,132,049  $3,029,455  $ 3,332,025  $ 9,119,686  $5,897,544  $ 8,187,086  $5,005,133  $1,778,698
REINVESTMENTS:
Shares...................         332          68          211        3,827       4,544        8,725      11,440       3,450
Amount...................  $    4,945  $    1,009  $     3,134  $    55,602  $   65,802  $   126,525  $  142,125  $   42,916
REPURCHASES:
Shares...................      78,059         865        4,509      267,203       9,820        6,293      60,606       6,447
Amount...................  $1,135,562  $   12,818  $    66,600  $ 3,916,200  $  142,216  $    92,770  $  761,370  $   81,056


                            CLASS Y
                           ----------
FOR THE PERIOD APRIL 3, 1
SALES:
Shares...................   1,013,077
Amount...................  $12,605,963
REINVESTMENTS:
Shares...................      15,678
Amount...................  $  196,210
REPURCHASES:
Shares...................      33,443
Amount...................  $  411,300

---------
 *  Commencement of operations.
(1) Commenced investment operations on April 4, 1995, class Y shares commenced its initial public offering on September 11, 1995.
(2) Commenced investment operations on April 3, 1995, class Y shares commenced its initial public offering on June 22, 1995.
(3) Commenced investment operations on April 5, 1995, class Y shares commenced its initial public offering on September 8, 1995.

CREDIT AGREEMENT

The Fund, on behalf of the Portfolios, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, The Insiders Select Fund, S&P STARS Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Portfolios use the facility to borrow money only for temporary or emergency (not leveraging) purposes. Amounts outstanding under the line of credit agreement for Large Cap, Small Cap, and Bond Portfolio averaged $14,895, $22,618 and $14,364, respectively, during the year ended March 31, 1997. The maximum amounts outstanding at any month-end under such line of credit agreement during fiscal year 1997 for Large Cap, Small Cap, and Bond Portfolio, were $52,000, $160,000 and $58,000, respectively. The average interest rates during 1997, on amounts outstanding under such line of credit agreement were 8.25%, 8.18% and 7.98% for Large Cap, Small Cap and Bond Portfolio, respectively. Large Cap and Small Cap had no amounts outstanding under the line of credit agreement at March 31, 1997. The Bond Portfolio had $58,000 outstanding under the line of credit agreement at March 31, 1997.

                             THE BEAR STEARNS FUNDS
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
Large Cap Value Portfolio
Small Cap Value Portfolio
Total Return Bond Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio (collectively, the "Portfolios") as of March 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the fiscal year ended March 31, 1997 and the period April 3, 1995 (commencement of operations) through March 31, 1996. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio at March 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
May 9, 1997

                             THE BEAR STEARNS FUNDS
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 1997) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 1997, the following dividends and distributions per share were paid by each of the Portfolios:

LARGE CAP VALUE PORTFOLIO

           ORDINARY INCOME                    LONG-TERM CAPITAL GAINS
-------------------------------------  -------------------------------------
  CLASS A      CLASS C      CLASS Y      CLASS A      CLASS C      CLASS Y
-----------  -----------  -----------  -----------  -----------  -----------
 $    0.18    $    0.10    $    0.24    $    0.10    $    0.10    $    0.10
     -----        -----        -----        -----        -----        -----
     -----        -----        -----        -----        -----        -----

The percentage of total ordinary income dividends received from the Large Cap Value Portfolio qualifying for the corporate dividends received deduction is 100%.

SMALL CAP VALUE PORTFOLIO

           ORDINARY INCOME                    LONG-TERM CAPITAL GAINS
-------------------------------------  -------------------------------------
  CLASS A      CLASS C      CLASS Y      CLASS A      CLASS C      CLASS Y
-----------  -----------  -----------  -----------  -----------  -----------
 $    0.21    $    0.13    $    0.27    $    0.03    $    0.03    $    0.03
     -----        -----        -----        -----        -----        -----
     -----        -----        -----        -----        -----        -----

The percentage of total ordinary income dividends from the Small Cap Value Portfolio qualifying for the corporate dividends received deduction is 41.50%.

TOTAL RETURN BOND PORTFOLIO

        ORDINARY INCOME
-------------------------------
 CLASS A    CLASS C    CLASS Y
---------  ---------  ---------
$  0.7593  $  0.7106  $  0.8021
---------  ---------  ---------
---------  ---------  ---------

There were no ordinary income dividends from the Total Return Bond Portfolio which would qualify for the dividends received deduction available to corporate shareholders.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.